Exhibit 10.1

EXECUTION COPY

FIRST INDUSTRIAL, L.P.

FIRST INDUSTRIAL REALTY TRUST, INC.

$150,000,000

3.97% Series E Guaranteed Senior Notes due July 23, 2029

NOTE AND GUARANTY AGREEMENT

Dated as of May 16, 2019

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SECTION 22.	SUBSTITUTION OF PURCHASER	52

SECTION 23.	MISCELLANEOUS	52

Section 23.1.	Successors and Assigns	52
Section 23.2.	Accounting Terms	52
Section 23.3.	Severability	53
Section 23.4.	Construction, Etc.	53
Section 23.5.	Counterparts	53
Section 23.6.	Governing Law	53
Section 23.7.	Jurisdiction and Process; Waiver of Jury Trial	53

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SCHEDULE A	—	Defined Terms

SCHEDULE 1(e)	—	Form of 3.97% Series E Guaranteed Senior Note due July 23, 2029

SCHEDULE 4.4(a)(1)	—	Form of Opinion of Counsel for the Issuer and the General Partner

SCHEDULE 4.4(a)(2)	—	Form of Opinion of Special Counsel for the Issuer and the General Partner

SCHEDULE 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries and Affiliates of the Issuer and the General Partner and Ownership of Subsidiary Stock; Directors and Senior Officers

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15	—	Existing Indebtedness

SCHEDULE 5.21(a)	—	Unencumbered Assets

PURCHASER SCHEDULE	—	Information Relating to Purchasers

FIRST INDUSTRIAL, L.P.

FIRST INDUSTRIAL REALTY TRUST, INC.

1 North Wacker Drive, Suite 4200

Chicago, Illinois 60606

3.97% Series E Guaranteed Senior Notes due July 23, 2029

Dated as of May 16, 2019

TO EACH OF THE PURCHASERS LISTED IN

    THE PURCHASER SCHEDULE HERETO:

Ladies and Gentlemen:

FIRST INDUSTRIAL, L.P., a Delaware limited partnership (the “Issuer”), and FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland corporation (the “General Partner”), agree with each of the Purchasers as follows:

SECTION 1. AUTHORIZATION OF NOTES.

The Issuer will authorize the issue and sale of $150,000,000 aggregate principal amount of its 3.97% Series E Guaranteed Senior Notes due July 23, 2029 (the “Notes”). The Notes shall be substantially in the form set out in Schedule 1(e). Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 23.4 shall govern.

SECTION 2. SALE AND PURCHASE OF NOTES; GUARANTY.

Section 2.1. Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to each Purchaser and each Purchaser will purchase from the Issuer, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2. Guaranty. The obligations of the Issuer hereunder and under the Notes are unconditionally and irrevocably guaranteed by the General Partner pursuant to the Guaranty.

SECTION 3. EXECUTION; CLOSING.

The execution and delivery of this Agreement shall occur on May 16, 2019 (the “Execution Date”). The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 666 Fifth Avenue, 17th Floor, New York, New York 10103, at 11:00 a.m., New York, New York time, at a closing (the “Closing”) on July 23, 2019.

At the Closing, the Issuer will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer to the account of the Issuer set forth in the funding instructions delivered by the Issuer pursuant to Section 4.10. If at the Closing the Issuer shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Issuer to tender such Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties.

(a) Representations and Warranties of the Issuer. The representations and warranties of the Issuer in this Agreement shall be (1) correct on the Execution Date and (2) correct in all material respects at the Closing, except to the extent that such representations and warranties are qualified by the term “material,” “Material,” “in any material respect” or “Material Adverse Effect” in which case such representations and warranties (as so written) shall be correct in all respects at the Closing.

(b) Representations and Warranties of the General Partner. The representations and warranties of the General Partner in this Agreement shall be (1) correct on the Execution Date and (2) correct in all material respects at the Closing, except to the extent that such representations and warranties are qualified by the term “material,” “Material,” “in any material respect” or “Material Adverse Effect” in which case such representations and warranties (as so written) shall be correct in all respects at the Closing.

Section 4.2. Performance; No Default. The Issuer and the General Partner each shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. None of the Issuer, the General Partner or any of their Subsidiaries shall have entered into any transaction since April 23, 2019 that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate of the Issuer. The Issuer shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a), 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate of the Issuer. The Issuer shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (1) the resolutions attached thereto and other limited partnership proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (2) the Issuer’s organizational documents as then in effect.

(c) Officer’s Certificate of the General Partner. The General Partner shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.9 have been fulfilled.

(d) Secretary’s Certificate of the General Partner. The General Partner shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (1) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement and (2) the General Partner’s organizational documents as then in effect.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinion letters, dated the date of the Closing, (a) (1) from Barack Ferrazzano Kirschbaum & Nagelberg LLP, counsel for the Issuer and the General Partner, covering the matters set forth in Schedule 4.4(a)(1) (and the Issuer and the General Partner hereby instruct such counsel to deliver such opinion letter to the Purchasers) and (2) from McGuireWoods LLP, special counsel for the Issuer and the General Partner, covering the matters set forth in Schedule 4.4(a)(2) (and the Issuer and the General Partner hereby instruct such counsel to deliver such opinion letter to the Purchasers) and (b) from Schiff Hardin LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the Execution Date. If requested by such Purchaser at least 10 Business Days prior to the Closing, such Purchaser shall have received an Officer’s Certificate from the Issuer certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Issuer shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule.

Section 4.7. Payment of Special Counsel Fees. Without limiting Section 16.1, the Issuer shall have paid on or before the Execution Date and the date of the Closing the reasonable and documented fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to such date.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

Section 4.9. Changes in Corporate Structure; Change in Control. Neither the Issuer nor the General Partner shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5. No Change in Control shall have occurred.

Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer of the Issuer on letterhead of the Issuer directing the manner of the payment of the purchase price for the Notes and setting forth (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE ISSUER AND THE GENERAL PARTNER.

The Issuer and the General Partner represent and warrant to each Purchaser that each of the following is (x) correct on the Execution Date and (y) correct in all material respects at the Closing, except to the extent that such representations and warranties are qualified by the term “material,” “Material,” “in any material respect” or “Material Adverse Effect” in which case such representations and warranties (as so written) shall be correct in all respects at the Closing:

Section 5.1. Organization; Power and Authority.

(a) The Issuer is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign limited partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Issuer has the limited partnership power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

(b) The General Partner is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The General Partner has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and to perform the provisions hereof.

Section 5.2. Authorization, Etc.

(a) This Agreement and the Notes have been duly authorized by all necessary limited partnership action on the part of the Issuer, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) This Agreement has been duly authorized by all necessary corporate action on the part of the General Partner, and this Agreement constitutes a legal, valid and binding obligation of the General Partner enforceable against the General Partner in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The SEC filings posted to the IntraLinks site maintained by the agents for the Issuer and the General Partner, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and US Bancorp Investments, Inc., for this transaction and identified on Schedule 5.3, fairly describe, in all material respects, the general nature of the business and principal properties of the General Partner, the Issuer and their Subsidiaries. This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Issuer and/or the General Partner prior to April 23, 2019 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2018, there has been no change in the financial condition, operations, business, properties or prospects of the General Partner, the Issuer or any of their Subsidiaries except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Issuer or the General Partner that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (1) the General Partner’s and the Issuer’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar Equity Interests outstanding owned by the General Partner, the Issuer and each of their other Subsidiaries and, (2) the Issuer’s and the General Partner’s Affiliates, other than Subsidiaries and identifying each Investment Affiliate, and (3) the directors and senior officers of the Issuer and the General Partner.

(b) All of the outstanding shares of capital stock or similar Equity Interests of each Subsidiary shown in Schedule 5.4 as being owned by the General Partner, the Issuer and their Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the General Partner, the Issuer or another of their Subsidiaries free and clear of any Lien that is prohibited by this Agreement and, with respect to each Subsidiary that owns any Unencumbered Assets, the General Partner, the Issuer or such other Subsidiary has the unencumbered right to vote such shares of capital stock or similar Equity Interests.

(c) Each Subsidiary of the Issuer or the General Partner is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary of the Issuer or the General Partner is subject to any legal, regulatory, contractual or other restriction (other than customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the General Partner, the Issuer or any of their Subsidiaries that owns outstanding shares of capital stock or similar Equity Interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Issuer and the General Partner have delivered to each Purchaser copies of the consolidated financial statements of the Issuer and its Subsidiaries and the General Partner and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Issuer and its Subsidiaries or the General Partner and its Subsidiaries, as the case may be, as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). None of the Issuer, the General Partner or any of their Subsidiaries has any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by (a) the Issuer of this Agreement and the Notes and (b) the General Partner of this Agreement will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Issuer, the General Partner or any of their Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which the Issuer, the General Partner or any of their Subsidiaries is bound or by which the Issuer, the General Partner or any of their Subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Issuer, the General Partner or any of their Subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Issuer, the General Partner or any of their Subsidiaries.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by (a) the Issuer of this Agreement or the Notes or (b) the General Partner of this Agreement.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Issuer or the General Partner, threatened in writing against or affecting the Issuer, the General Partner or any of their Subsidiaries or any property of the Issuer, the General Partner or any of their Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) None of the Issuer, the General Partner or any of their Subsidiaries is (1) in default under any agreement or instrument to which it is a party or by which it is bound, (2) in violation of any order, judgment, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (3) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes; REIT Status.

(a) The Issuer, the General Partner and their Subsidiaries have filed all federal, state and other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (1) the amount of which, individually or in the aggregate, is not Material or (2) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Issuer, the General Partner or such Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither the Issuer nor the General Partner knows of any basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Issuer, the General Partner and their Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the Issuer, the General Partner and their Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2014.

(b) The General Partner has operated, and intends to continue to operate in a manner so as to permit it to qualify, as a REIT. The General Partner has elected treatment as a REIT. The Issuer and each Subsidiary of the General Partner and the Issuer is either (1) a “qualified REIT subsidiary” within the meaning of section 856(i) of the Code, (2) a REIT, (3) a Taxable REIT Subsidiary within the meaning of Section 856(l) of the Code, (4) a partnership under Treasury Regulation section 301.7701-3 or (5) an entity disregarded as a separate entity from its owner under Treasury Regulation Section 301.7701-3.

Section 5.10. Title to Property. To the knowledge of the Issuer and the General Partner after due inquiry, the Issuer, the General Partner or a Subsidiary thereof has good and marketable title to the Properties and assets reflected in the most recent audited financial statements referred to in Section 5.5 as owned by the Issuer, the General Partner or any such Subsidiary free and clear of Liens except for Permitted Liens. The execution, delivery or performance of this Agreement and the Notes will not result in the creation of any Lien on any of the Properties. No consent to the transactions contemplated hereunder or under the Notes is required from any ground lessor or mortgagee or beneficiary under a deed of trust or any other party except as has been previously obtained.

Section 5.11. Licenses, Permits, Etc.

(a) The Issuer, the General Partner and each of their Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b) To the knowledge of the Issuer and the General Partner, no product or service of the Issuer, the General Partner or any of their Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c) To the knowledge of the Issuer and the General Partner, there is no Material violation by any Person of any right of the Issuer, the General Partner or any of their Subsidiaries with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Issuer, the General Partner or any of their Subsidiaries.

Section 5.12. Compliance with Employee Benefit Plans.

(a) The Issuer, the General Partner and each of their ERISA Affiliates have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the Issuer, the General Partner or any of their ERISA Affiliates has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Issuer, the General Partner or any of their ERISA Affiliates, or in the imposition of any Lien on any of the rights, properties or assets thereof. None of the Issuer, the General Partner or any of their ERISA Affiliates has ever (1) established, maintained or contributed to, or had an obligation to maintain or contribute to, or had any legal liability with respect to, any Plan that is subject to Title IV of ERISA or (2) established, maintained, contributed to or otherwise participated in, or had an obligation to maintain, contribute to or otherwise participate in, or had any liability with respect to, any Multiemployer Plan.

(b) The expected postretirement benefit obligation (determined as of the last day of the Issuer’s and the General Partner’s most recently ended fiscal year in accordance with FASB ASC Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Issuer, the General Partner and their Subsidiaries is not Material.

(c) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Issuer and the General Partner to each Purchaser in the first sentence of this Section 5.12(c) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.3 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(d) None of the Issuer, the General Partner or any of their Subsidiaries has any Non-U.S. Plans.

Section 5.13. Private Offering. Neither the Issuer nor the General Partner or anyone acting on their behalf has offered the Notes, the Guaranty or any similar Securities for sale to, or solicited any offer to buy the Notes, the Guaranty or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 16 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Issuer nor the General Partner or anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the execution and delivery by the General Partner of this Agreement for purposes of providing the Guaranty to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Issuer will apply the proceeds of the sale of the Notes hereunder to repay certain existing Indebtedness and for other general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute any of the value of the consolidated assets of the Issuer and its Subsidiaries and the Issuer does not have any present intention that margin stock will constitute any of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens.

(a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Issuer, the General Partner and their Subsidiaries as of March 31, 2019 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guarantee Obligations in respect thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Issuer, the General Partner and their Subsidiaries. None of the Issuer, the General Partner or any of their Subsidiaries is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Issuer, the General Partner or any of their Subsidiaries and no event or condition exists with respect to any Indebtedness of the Issuer, the General Partner or any of their Subsidiaries that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, none of the Issuer, the General Partner or any of their Subsidiaries has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by this Agreement.

(c) None of the Issuer, the General Partner or any of their Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Issuer, the General Partner or any of their Subsidiaries, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of either the Issuer or the General Partner, except as disclosed in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc.

(a) None of the Issuer, the General Partner or any Controlled Entity (1) is a Blocked Person, (2) has been notified that its name appears or may in the future appear on a State Sanctions List or (3) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) None of the Issuer, the General Partner or any Controlled Entity (1) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (2) to the Issuer’s or the General Partner’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(1) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Issuer, the General Partner or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (ii) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (iii) otherwise in violation of any U.S. Economic Sanctions Laws;

(2) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(3) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Issuer and the General Partner have established procedures and controls which they reasonably believe are adequate (and otherwise comply with applicable law) to ensure that the Issuer, the General Partner and each Controlled Entity are and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.17. Status under Certain Statutes. None of the Issuer, the General Partner or any of their Subsidiaries is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act.

Section 5.18. Environmental Matters.

(a) None of the Issuer, the General Partner, any of their Subsidiaries or any Investment Affiliate has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Issuer, the General Partner, any of their Subsidiaries or any Investment Affiliate or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) None of the Issuer, the General Partner, any of their Subsidiaries or any Investment Affiliate has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c) None of the Issuer, the General Partner, any of their Subsidiaries or any Investment Affiliate has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d) None of the Issuer, the General Partner, any of their Subsidiaries or any Investment Affiliate has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e) All buildings on all real properties now owned, leased or operated by the Issuer, the General Partner, any of their Subsidiaries or any Investment Affiliate are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Notes Rank Pari Passu.

(a) The obligations of the Issuer under this Agreement and the Notes rank at least pari passu in right of payment with all other unsecured and unsubordinated senior Indebtedness (actual or contingent) of the Issuer, including all unsecured and unsubordinated senior Indebtedness of the Issuer described in Schedule 5.15.

(b) The obligations of the General Partner under this Agreement rank at least pari passu in right of payment with all other unsecured and unsubordinated senior Indebtedness (actual or contingent) of the General Partner, including all unsecured and unsubordinated senior Indebtedness of the General Partner described in Schedule 5.15.

Section 5.20. Solvency.

(a) On the Execution Date and immediately following the execution and delivery of the Notes and the application of the proceeds thereof, (1) the fair value of the assets of the Issuer, the General Partner and their Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of the Issuer, the General Partner and their Subsidiaries on a consolidated basis, (2) the present fair saleable value of the Properties of the Issuer, the General Partner and their Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Issuer, the General Partner and their Subsidiaries on a consolidated basis on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (3) the Issuer, the General Partner and their Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (4) the Issuer, the General Partner and their Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted after the Execution Date.

(b) Neither the Issuer nor the General Partner intends to, or intends to permit any of their Subsidiaries to, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

Section 5.21. Unencumbered Properties.

(a) Schedule 5.21(a) contains a complete and accurate description of the Unencumbered Assets as of the Execution Date.

(b) With respect to each Project identified as an Unencumbered Asset on Schedule 5.21(a):

(1) no portion of any improvement on such Unencumbered Asset is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973 or any successor law, or, if located within any such area, the Issuer has obtained and will maintain the insurance (including flood insurance) prescribed in Section 9.2;

(2) to the Issuer’s knowledge, such Unencumbered Asset and the present use and occupancy thereof are in material compliance with all applicable zoning ordinances (without reliance upon adjoining or other properties), building codes, land use and Environmental Laws, and other similar laws (herein, “Applicable Laws”);

(3) such Unencumbered Asset is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and such Unencumbered Asset has accepted or is equipped to accept such utility service;

(4) all public roads and streets necessary for service of and access to such Unencumbered Asset for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public;

(5) such Unencumbered Asset is served by public water and sewer systems or, if such Unencumbered Asset is not serviced by a public water and sewer system, such alternate systems are adequate and meet, in all material respects, all requirements and regulations of, and otherwise comply in all material respects with, all Applicable Laws with respect to such alternate systems;

(6) the Issuer is not aware of any latent or patent structural or other significant deficiency of such Unencumbered Asset. Such Unencumbered Asset is free of damage and waste that would materially and adversely affect the value of such Unencumbered Asset and is in good repair, and there is no deferred maintenance other than ordinary wear and tear. Such Unencumbered Asset is free from damage caused by fire or other casualty. There is no pending or, to the actual knowledge of the Issuer, threatened condemnation proceedings affecting such Unencumbered Asset, or any material part thereof;

(7) to the Issuer’s knowledge, all liquid and solid waste disposal, septic and sewer systems located on such Unencumbered Asset are in a good and safe condition and repair and, to the Issuer’s knowledge, in material compliance with all Applicable Laws with respect to such systems;

(8) all improvements on such Unencumbered Asset lie within the boundaries and building restrictions of the legal description of record of such Unencumbered Asset, no such improvements encroach upon easements benefiting such Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of such Unencumbered Asset and no improvements on adjoining properties encroach upon such Unencumbered Asset or easements benefiting such Unencumbered Asset other than encroachments that do not materially adversely affect the use or occupancy of such Unencumbered Asset. All amenities, access routes or other items that materially benefit such Unencumbered Asset are under direct control of the Issuer, constitute permanent easements that benefit all or part of such Unencumbered Asset or are public property, and such Unencumbered Asset, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress;

(9) there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting such Unencumbered Asset except to the extent such items are being contested in good faith and as to which adequate reserves have been provided; and

(10) such Unencumbered Asset satisfies each of the requirements for an Unencumbered Asset as set forth in the definition thereof.

A breach of any of the representations and warranties contained in this Section 5.21(b) with respect to a Project shall disqualify such Project from being an Unencumbered Asset for so long as such breach continues (unless otherwise approved in writing by the Required Holders) but shall not constitute a Default or an Event of Default (unless the elimination of such Property as an Unencumbered Asset results in a Default or an Event of Default under one of the other provisions of this Agreement).

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

Each Purchaser, severally and not jointly, represents and warrants to the Issuer and the General Partner that each of the following is true and correct on the Execution Date:

Section 6.1. Purchase for Investment. Such Purchaser is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Such Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes.

Section 6.2. Institutional Accredited Investor. Such Purchaser is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). Such Purchaser has had the opportunity to ask questions of the Issuer and received answers concerning the terms and conditions of the sale of the Notes.

Section 6.3. Source of Funds. At least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Issuer in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI(b) of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI(a) of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM maintains an ownership interest in the Issuer that would cause the QPAM and the Issuer to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (1) the identity of such QPAM and (2) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Issuer in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Issuer and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Issuer in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in sections 3(3), 3(32) and 3(17) of ERISA.

SECTION 7. INFORMATION AS TO THE ISSUER AND THE GENERAL PARTNER.

Section 7.1. Financial and Business Information. The Issuer and the General Partner shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:

(a) Issuer’s Quarterly Statements — within 45 days (or such shorter period as is the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Issuer (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(1) a consolidated balance sheet of the Issuer and its Subsidiaries as at the end of such quarter, and

(2) consolidated statements of operations, changes in partners’ capital and cash flows of the Issuer and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Issuer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b) Issuer’s Annual Statements — within 90 days (or such shorter period as is the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Issuer, duplicate copies of,

(1) a consolidated balance sheet of the Issuer and its Subsidiaries as at the end of such year, and

(2) consolidated statements of operations, changes in partners’ capital and cash flows of the Issuer and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

(c) General Partner’s Quarterly Statements — within 45 days (or such shorter period as is the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the General Partner (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(1) a consolidated balance sheet of the General Partner and its Subsidiaries as at the end of such quarter, and

(2) consolidated statements of operations, changes in shareholders’ equity and cash flows of the General Partner and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the General Partner as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments;

(d) General Partner’s Annual Statements — within 90 days (or such shorter period as is the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the General Partner, duplicate copies of,

(1) a consolidated balance sheet of the General Partner and its Subsidiaries as at the end of such year, and

(2) consolidated statements of operations, changes in shareholders’ equity and cash flows of the General Partner and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

(e) SEC and Other Reports — promptly upon their becoming available, one copy of (1) each financial statement, report, notice, proxy statement or similar document sent by the Issuer, the General Partner or any of their Subsidiaries (i) to its creditors under any Material Credit Facility (excluding information sent to such creditors in the ordinary course of administration of a credit facility, such as information relating to pricing and borrowing availability) or (ii) to its public Securities holders generally, and (2) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Issuer, the General Partner or any of their Subsidiaries with the SEC and of all press releases and other statements made available generally by the Issuer, the General Partner or any of their Subsidiaries to the public concerning developments that are Material;

(f) Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer of the Issuer or the General Partner obtaining knowledge of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Issuer and/or the General Partner is taking or proposes to take with respect thereto;

(g) Employee Benefits Matters — promptly, and in any event within 10 days after a Responsible Officer of the Issuer or the General Partner obtaining knowledge of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Issuer, the General Partner or any of their ERISA Affiliates proposes to take with respect thereto:

(1) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Execution Date;

(2) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Issuer, the General Partner or any of their ERISA Affiliates of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

(3) any event, transaction or condition that could result in the incurrence of any liability by the Issuer, the General Partner or any of their ERISA Affiliates pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Issuer, the General Partner or any of their ERISA Affiliates pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or

(4) receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans;

(h) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any written notice to the Issuer, the General Partner or any of their Subsidiaries from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(i) Resignation or Replacement of Independent Auditors — within 10 days following the date on which the Issuer’s or the General Partner’s independent auditors resign or the Issuer or the General Partner elects to change independent auditors, as the case may be, notification thereof, together with such further information as the Required Holders may reasonably request;

(j) Unencumbered Assets; Summary Property Information — together with each set of financial statements delivered pursuant Section 7.1(a), (b), (c) or (d), (1) a description of the Unencumbered Assets and (2) summary Property descriptions for all Properties, including their Property Operating Income, occupancy rates, square footage, property type and date acquired or built; and

(k) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Issuer, the General Partner or any of their Subsidiaries (including actual copies of the Issuer’s Quarterly Report on Form 10-Q, the Issuer’s Annual Report on Form 10-K, the General Partner’s Quarterly Report on Form 10-Q or the General Partner’s Annual Report on Form 10-K) or relating to the ability of the Issuer, the General Partner or any Subsidiary Guarantor to perform its obligations hereunder, under the Notes or any Subsidiary Guaranty as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a Purchaser or a holder of a Note pursuant to Section 7.1(a), (b), (c) or (d) shall be accompanied by a certificate of a Senior Financial Officer of the Issuer and the General Partner:

(a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Issuer and the General Partner were in compliance with the requirements of Section 10.8 during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and reasonably detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence necessary to illustrate the Issuer’s and the General Partner’s compliance with the requirements of Section 10.8. In the event that any of the Issuer, the General Partner or any of their Subsidiaries has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 23.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Issuer, the General Partner and their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Issuer, the General Partner and their Subsidiaries to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Issuer and/or the General Partner shall have taken or proposes to take with respect thereto;

(c) Subsidiary Guarantors – setting forth a list of all Subsidiaries, if any, that are Subsidiary Guarantors and certifying that each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.9(a) is a Subsidiary Guarantor as of the date of such certificate of such Senior Financial Officer.

Section 7.3. Visitation. Each of the Issuer and the General Partner shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or holder and upon reasonable prior notice to the Issuer or the General Partner, but only once for each Purchaser and holder during any calendar year, (1) to visit the principal executive office of such Person, to discuss the affairs, finances and accounts of such Person and its Subsidiaries with such Person’s officers or (with the consent of such Person, which consent will not be unreasonably withheld) to visit any other office or property of such Person or any of its Subsidiaries, and (2) (with the consent of such Person, which consent will not be unreasonably withheld), to visit with its independent public accountants, all at such reasonable times as may be reasonably requested in writing, provided that the Issuer and the General Partner shall be entitled (but not required) to be present at the visitation of any of its offices or properties not constituting its principal executive office or with its independent public accountants; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Issuer and the General Partner, to visit and inspect any of the offices or properties of such Person or any of its Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision each of the Issuer and the General Partner authorizes said accountants to discuss the affairs, finances and accounts of such Person and its Subsidiaries), all at such reasonable times and as often as may be requested in writing, provided that the Issuer and the General Partner shall be entitled (but not required) to be present at any such visitation with its independent public accountants.

Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Issuer and/or the General Partner pursuant to Sections 7.1(a), (b), (c), (d), (e) or (i) and Section 7.2 shall be deemed to have been delivered if such Person satisfies any of the following requirements with respect thereto:

(a) such financial statements satisfying the requirements of Section 7.1(a), (b), (c) or (d) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(e) or Section 7.1(i) are delivered to each Purchaser and each holder of a Note by e-mail at the e-mail address set forth in such Purchaser’s or holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Issuer and the General Partner;

(b) the Issuer shall have timely filed the Issuer’s Quarterly Report on Form 10-Q or the Issuer’s Form 10-K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR or shall have made such financial statements satisfying the requirements of Section 7.1(a) or (b) available on its home page on the internet, which is located at www.firstindustrial.com as of the Execution Date, and shall have delivered the related Officer’s Certificate satisfying the requirements of Section 7.2 to each Purchaser and each holder of a Note by e-mail (which e-mail shall include a notification of such filing with the SEC on EDGAR or such posting on its home page) at the e-mail address set forth in such Purchaser’s or holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Issuer and the General Partner;

(c) the General Partner shall have timely filed the General Partner’s Quarterly Report on Form 10-Q or the General Partner’s Annual Report on Form 10-K, satisfying the requirements of Section 7.1(c) or Section 7.1(d), as the case may be, with the SEC on EDGAR or shall have made such financial statements satisfying the requirements of Section 7.1(c) or (d) available on its home page on the internet, which is located at www.firstindustrial.com as of the Execution Date, and shall have delivered the related Officer’s Certificate satisfying the requirements of Section 7.2 to each Purchaser and each holder of a Note by e-mail (which e-mail shall include a notification of such filing with the SEC on EDGAR or such posting on its home page) at the e-mail address set forth in such Purchaser’s or holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Issuer and the General Partner;

(d) such financial statements satisfying the requirements of Section 7.1(a), (b), (c) or (d) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(e) or Section 7.1(i) are timely posted by or on behalf of the Issuer and/or the General Partner on IntraLinks or on any other similar website to which each Purchaser and each holder of Notes has free access; or

(e) the Issuer and/or the General Partner shall have timely filed any of the items referred to in Section 7.1(e) or Section 7.1(i) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each Purchaser and each holder of Notes has free access;

provided however, that in no case shall access to such financial statements, opinions of independent counsel, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 21 of this Agreement); provided further, that in the case of any of clauses (d) or (e), the Issuer and/or the General Partner shall have given each Purchaser and each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 19, of such posting or filing in connection with each delivery, provided further, that upon request of any Purchaser or any holder to receive paper copies of such forms, financial statements, opinions of independent counsel, other information and Officer’s Certificates or to receive them by e-mail, the Issuer and/or the General Partner will promptly e-mail them or deliver such paper copies, as the case may be, to such Purchaser or holder.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount. The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Issuer and the Required Holders agree to another time period pursuant to Section 18. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Issuer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Senior Financial Officer of the Issuer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the Make-Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Issuer will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Issuer or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Issuer shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 10 Business Days from its receipt of such notice to accept such offer. The Issuer will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount.

The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (1) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (i) closest to and greater than such Remaining Average Life and (ii) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (A) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (B) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Offer to Prepay Notes in the Event of a Change in Control.

(a) Notice of Change in Control. The Issuer and the General Partner will, within five Business Days after any Responsible Officer of either thereof has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes and such notice shall contain and constitute an offer by the Issuer to prepay Notes as described in Section 8.7(b) and shall be accompanied by the certificate described in Section 8.7(e).

(b) Offer to Prepay Notes. The offer to prepay Notes contemplated by Sections 8.7(a) shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, Notes held by each holder on a date specified in such offer (the “Change in Control Proposed Prepayment Date”), which date shall be a Business Day not less than 30 days and not more than 60 days after the date of such offer (or if the Change in Control Proposed Prepayment Date shall not be specified in such offer, the Change in Control Proposed Prepayment Date shall be the Business Day nearest to the 30th day after the date of such offer).

(c) Acceptance; Rejection. A holder of Notes may accept or reject the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance or rejection to be delivered to the Issuer at least five Business Days prior to the Change in Control Proposed Prepayment Date. A failure by a holder of Notes to so respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with accrued and unpaid interest on such Notes accrued to the date of prepayment but without any Make-Whole Amount.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Issuer and dated the date of such offer, specifying (1) the Change in Control Proposed Prepayment Date, (2) that such offer is made pursuant to this Section 8.7 and that failure by a holder to respond to such offer by the deadline established in Section 8.7(c) shall result in such offer to such holder being deemed rejected, (3) the principal amount of each Note offered to be prepaid, (4) the interest that would be due on each Note offered to be prepaid, accrued to the Change in Control Proposed Prepayment Date, (5) that the conditions of this Section 8.7 have been fulfilled and (6) in reasonable detail, the nature and date of the Change in Control.

(f) Change in Control Defined. “Change in Control” means:

(1) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group (within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules of the SEC thereunder as in effect on the Execution Date), of more than 40% of the aggregate voting power represented by the then outstanding voting stock of the General Partner; or

(2) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the General Partner by Persons who were neither (i) nominated by the board of directors of the General Partner, (ii) appointed by directors so nominated, nor (iii) nominated by holders of the preferred stock in the General Partner pursuant to the terms of such stock.

Section 8.8. Optional Prepayment at Par. So long as no Default or Event of Default then exists, the Issuer may, at its option, upon notice as provided below, prepay the Notes in full at any time during the 90-day period immediately preceding the Maturity Date at 100% of the principal amount of all Notes then outstanding, together with interest accrued thereon to the date of prepayment. The Issuer will give each holder of Notes written notice of each optional prepayment pursuant to this Section 8.8 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment; provided that any prepayment of Notes under this Section 8.8 shall not occur prior to the 90th day preceding the Maturity Date. Each such notice shall specifically refer to this Section 8.8 and shall specify the prepayment date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid, and the accrued interest to be paid on the prepayment date with respect to such principal amount being prepaid.

Section 8.9. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (a) except as set forth in clause (b), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (b) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

SECTION 9. AFFIRMATIVE COVENANTS.

From the Execution Date until the Closing and thereafter, so long as any of the Notes are outstanding, the Issuer and the General Partner covenant that:

Section 9.1. Compliance with Laws. Without limiting Section 10.4, the Issuer and the General Partner will, and will cause each of their Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Issuer and the General Partner will, and will cause each of their Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3. Maintenance of Properties. The Issuer and the General Partner will, and will cause each of their Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section 9.3 shall not prevent the Issuer, the General Partner or any of their Subsidiaries from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Issuer and the General Partner have concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims. The Issuer and the General Partner will, and will cause each of their Subsidiaries to, file all federal, material state and other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or would become a Lien on properties or assets of the

Issuer, the General Partner or any of their Subsidiaries, provided that none of the Issuer, the General Partner or any of their Subsidiaries need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by such Person on a timely basis in good faith and in appropriate proceedings, and such Person has established adequate reserves therefor in accordance with GAAP on its books or (b) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc. The Issuer and the General Partner will at all times preserve and keep their respective partnership or corporate existence in full force and effect. Subject to Section 10.2, the Issuer and the General Partner will at all times preserve and keep in full force and effect the corporate or other legal existence of each of their Subsidiaries and all rights and franchises of the Issuer and the General Partner and their Subsidiaries unless, in the good faith judgment of the Issuer and the General Partner, the termination of or failure to preserve and keep in full force and effect such corporate or other existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Books and Records. The Issuer and the General Partner will, and will cause each of their Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Person, as the case may be. The Issuer and the General Partner will, and will cause each of their Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Issuer, the General Partner and each of their Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Issuer and the General Partner will, and will cause each of their Subsidiaries to, continue to maintain such system.

Section 9.7. REIT Status. The General Partner shall maintain its status as, and election to be treated as, a REIT under the Code.

Section 9.8. Exchange Listing. The General Partner will maintain at least one class of its common shares having trading privileges on the New York Stock Exchange or the American Stock Exchange or which is the subject of price quotations in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System.

Section 9.9. Subsidiary Guarantors.

(a) The Issuer and the General Partner will cause each of their Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to, concurrently therewith:

(1) enter into an agreement in form and substance reasonably satisfactory to the Required Holders providing for the guarantee by such Subsidiary, on a joint and several basis with all other such Subsidiaries, of (i) the prompt payment in full when due of all amounts payable by the Issuer pursuant to the Notes (whether for principal, interest, Make-Whole Amount or otherwise) and this Agreement, including all indemnities, fees and expenses payable by the Issuer hereunder or thereunder and (ii) the prompt, full and faithful performance, observance and discharge by the Issuer and the General Partner of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by such Person (a “Subsidiary Guaranty”); and

(2) deliver the following to each holder of a Note:

(i) an executed counterpart of such Subsidiary Guaranty;

(ii) to the extent required or otherwise provided in connection with such Subsidiary guaranteeing or otherwise becoming liable with respect to any Indebtedness under any Material Credit Facility, a certificate signed by an authorized Responsible Officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, 5.7 and 5.19 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Issuer and the General Partner);

(iii) to the extent required or otherwise provided in connection with such Subsidiary guaranteeing or otherwise becoming liable with respect to any Indebtedness under any Material Credit Facility, all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder; and

(iv) to the extent required or otherwise provided in connection with such Subsidiary guaranteeing or otherwise becoming liable with respect to any Indebtedness under any Material Credit Facility, an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Subsidiary Guaranty as the Required Holders may reasonably request.

(b) At the request of the Issuer and the General Partner and by written notice to each holder of Notes, any Subsidiary Guarantor that has provided a Subsidiary Guaranty pursuant to Section 9.9(a) shall be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (1) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) under such Material Credit Facility,

(2) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall have occurred and be continuing, (3) no amount is then due and payable under its Subsidiary Guaranty, (4) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Material Credit Facility for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (5) each holder shall have received a certificate of a Responsible Officer of the Issuer and the General Partner certifying as to the matters set forth in clauses (1) through (4).

Although it will not be a Default or an Event of Default if the Issuer or the General Partner fails to comply with any provision of Section 9 on or after the Execution Date and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

SECTION 10. NEGATIVE COVENANTS.

From the Execution Date until the Closing and thereafter, so long as any of the Notes are outstanding, the Issuer and the General Partner covenant that:

Section 10.1. Transactions with Affiliates. Neither the Issuer nor the General Partner will, or will permit any of their Subsidiaries to, enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Issuer, the General Partner or another of their Subsidiaries), except in the ordinary course and pursuant to the reasonable requirements of the Issuer’s, the General Partner’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Issuer, the General Partner or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2. Mergers and Disposition.

Neither the Issuer nor the General Partner will enter into any merger, consolidation, reorganization or liquidation or transfer or otherwise dispose of all or a substantial portion of its properties, except for such transactions (a) that occur between Wholly-Owned Subsidiaries, (b) where the Issuer and the General Partner are the surviving entities and there is no change in business conducted or loss of an Investment Grade Rating, and no Default or Event of Default results from such transaction or (c) as are otherwise approved in advance by the Required Holders. To the extent not reported on the General Partner’s Form 8-K filings, the Issuer will notify the holders of Notes of any single event acquisition (whether individually or consummated as a series of related acquisitions pursuant to documentation closed concurrently), disposition, merger or asset purchase involving assets valued in excess of 25% of the then current Market Value Net Worth and certify compliance with the covenants contained in Section 10.8 after giving effect to such proposed acquisition, disposition, merger or asset purchase.

Section 10.3. Change in Business.

(a) Neither the Issuer nor the General Partner will engage in any business if, as a result, the general nature of the business in which the Issuer and the General Partner, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Issuer and the General Partner, taken as a whole, are engaged on the Execution Date.

(b) Neither the Issuer nor any of its Subsidiaries or Investment Affiliates will undertake any business other than the acquisition, development, ownership, management, operation and leasing of industrial/warehouse properties and business activities ancillary, incidental or otherwise reasonably related thereto.

Section 10.4. Economic Sanctions, Etc. Neither the Issuer nor the General Partner will, or will permit any Controlled Entity, to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (1) would cause any Purchaser or holder or any affiliate of such Purchaser or holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such Purchaser or holder, or (2) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 10.5. Change of Management of Properties. Neither the Issuer nor the General Partner will change the management of the Properties, except that (a) any Affiliate of the Issuer or the General Partner shall be permitted to manage any of the Properties and (b) the Issuer, the General Partner or any of their Subsidiaries may engage and/or replace third-party property managers with respect to any Property, provided that the aggregate book value of all Properties at any one time under third-party management shall not exceed 30% of the aggregate book value of all of the Properties at such time.

Section 10.6. Change of Issuer Ownership. Neither the Issuer nor the General Partner will allow (a) the General Partner to own less than 51% of the partnership interests in the Issuer, (b) the General Partner not to be the sole general partner of the Issuer, (c) the Issuer to be controlled by a Person other than the General Partner or (d) any pledge of, other encumbrance on, or conversion to limited partnership interests of, any of the general partnership interests in the Issuer.

Section 10.7. Liens. Neither the Issuer nor the General Partner will, or will permit any of their Subsidiaries to, create, incur, or suffer to exist any Lien in, of or on the Property of any member of the Consolidated Operating Partnership other than:

(a) Liens for taxes, assessments or governmental charges or levies on their Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves shall have been set aside on their books;

(b) Liens which arise by operation of law, such as carriers’, warehousemen’s, landlords’, materialmen and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 30 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

(c) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(d) utility easements, building restrictions, zoning restrictions, easements and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Issuer, the General Partner or their Subsidiaries;

(e) Liens of any Subsidiary in favor of the Issuer or the General Partner; and

(f) so long as immediately prior to the creation, assumption or incurring of such Lien, and immediately thereafter, no Default or Event of Default would be in existence, Liens on Properties securing Indebtedness not prohibited hereunder, provided, that notwithstanding the foregoing, neither the Issuer nor the General Partner will, or will permit any of their Subsidiaries to, secure pursuant to this Section 10.7(f) any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and the Guaranty, any Subsidiary Guaranty and any other guarantee delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including an intercreditor agreement and opinions of counsel to the Issuer, the General Partner and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders.

Liens permitted pursuant to this Section 10.7 shall be deemed to be “Permitted Liens.”

Section 10.8. Indebtedness and Cash Flow Covenants. Neither the Issuer nor the General Partner will permit or suffer:

(a) as of the last day of any fiscal quarter of the Issuer and the General Partner, the ratio of (1) the sum of (i) EBITDA of the Consolidated Operating Partnership plus (ii) interest income (other than any interest income from assets being used to support Defeased Debt) to (2) the sum of (i) Debt Service plus, without duplication, (ii) all payments on account of preferred stock or preferred partnership units of any member of the Consolidated Operating Partnership plus (iii) all Ground Lease Payments payable by any member of the Consolidated Operating Partnership to the extent not deducted as an expense in calculating EBITDA of the Consolidated Operating Partnership, to be less than 1.50 to 1.00, with all such calculations in clauses (1) and (2) above based on the results of the four consecutive fiscal quarters of the Issuer and the General Partner then ended;

(b) as of the last day of any fiscal quarter of the Issuer and the General Partner, the Consolidated Leverage Ratio to exceed 60%; provided that, if any Material Acquisition shall occur during any fiscal quarter, then at the election of the Issuer upon delivery of written notice to the holders of the Notes concurrently with or prior to delivery of the Officer’s Certificate pursuant to Section 7.2(a) with respect to the relevant quarterly or annual period and provided that no Default or Event of Default has occurred and is continuing (other than as a result of the Consolidated Leverage Ratio as of the end of such fiscal quarter being greater than 60% but less than or equal to 65%), the maximum Consolidated Leverage Ratio shall be increased to 65% for such fiscal quarter and the next succeeding fiscal quarter (any period with such increase a “Consolidated Leverage Ratio Increase Period”); provided, further, that (1) no more than two Consolidated Leverage Ratio Increase Periods may be elected by the Issuer during the term of this Agreement and (2) any such Consolidated Leverage Ratio Increase Periods shall be non-consecutive (the two foregoing provisos taken together, the “Consolidated Leverage Ratio Spike”). Notwithstanding the foregoing, if at any time the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, any Material Credit Facility) (x) shall cease to provide for an increase in the maximum percentage threshold in respect of the “consolidated leverage ratio” or similar covenant therein upon a material acquisition (a “Bank CLR Spike”), then the Consolidated Leverage Ratio Spike shall be deemed to be automatically deleted from this Section 10.8(b), or (y) shall contain a Bank CLR Spike that is more restrictive on the Issuer and the General Partner than the Consolidated Leverage Ratio Spike then in effect herein, then the Consolidated Leverage Ratio Spike shall be deemed to be automatically, and without further action, made similarly more restrictive; provided that, if after the Consolidated Leverage Ratio Spike then in effect herein has been deleted or made more restrictive, a Bank CLR Spike is re-incorporated into the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) or a Bank CLR Spike in the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) is modified to become less restrictive on the Issuer and the General Partner (either event, a “Bank CLR Spike Loosening”), then, so long as no Default or Event of Default shall have occurred and be continuing and each of the holders of the Notes has received notice thereof from the Issuer, the Consolidated Leverage Ratio Spike shall concurrently be similarly re-incorporated or so modified, as applicable; provided, however, that in no event shall any Bank CLR Spike Loosening result in the Consolidated Leverage Ratio Spike then in effect herein ever being less restrictive on the Issuer and the General Partner than that expressly set forth herein on the Execution Date. If the Issuer, the General Partner or any of their Subsidiaries shall pay any fee or other compensation to any Person party to the Bank Credit Agreement or, if applicable, any Material Credit Facility (other than (A) commitment fees and similar fees given in consideration of a new extension of credit or in connection with an extension or replacement of the Bank Credit Agreement or, if applicable, such Material Credit Facility, and (B) amounts paid in satisfaction of principal or interest under the Bank Credit Agreement or, if applicable, such Material Credit Facility) as an inducement to receiving a Bank CLR Spike Loosening, the corresponding loosening of the Consolidated Leverage Ratio Spike shall not become effective under this Agreement until the holders of the Notes receive equivalent consideration (and for the avoidance of doubt such amounts shall be proportional to the aggregate principal amount of Notes outstanding as compared to the sum of the aggregate outstanding principal amount of the Indebtedness and the aggregate amount of undrawn commitments under the Bank Credit Agreement or, if applicable, such Material Credit Facility);

(c) as of the last day of any fiscal quarter of the Issuer and the General Partner, the ratio of Consolidated Senior Unsecured Debt to Value of Unencumbered Assets (such ratio, the “Unencumbered Leverage Ratio”) to exceed 60%; provided that, if any Material Acquisition shall occur during any fiscal quarter, then at the election of the Issuer upon delivery of written notice to the holders of the Notes concurrently with or prior to delivery of the Officer’s Certificate pursuant to Section 7.2(a) with respect to the relevant quarterly or annual period and provided that no Default or Event of Default has occurred and is continuing (other than as a result of the Unencumbered Leverage Ratio as of the end of such fiscal quarter being greater than 60% but less than or equal to 65%), the maximum Unencumbered Leverage Ratio shall be increased to 65% for such fiscal quarter and the next succeeding fiscal quarter (any period with such increase an “Unencumbered Leverage Ratio Increase Period”); provided, further, that (1) no more than two Unencumbered Leverage Ratio Increase Periods may be elected by the Issuer during the term of this Agreement and (2) any such Unencumbered Leverage Ratio Increase Periods shall be non-consecutive (the two foregoing provisos taken together, the “Unencumbered Leverage Ratio Spike”). Notwithstanding the foregoing, if at any time the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, any Material Credit Facility) (x) shall cease to provide for an increase in the maximum percentage threshold in respect of the “unencumbered leverage ratio” or similar covenant therein upon a material acquisition (a “Bank ULR Spike”) then the Unencumbered Leverage Ratio Spike shall be deemed to be automatically deleted from this Section 10.8(c) or (y) shall contain a Bank ULR Spike that is more restrictive on the Issuer and the General Partner than the Unencumbered Leverage Ratio Spike then in effect herein, then the Unencumbered Leverage Ratio Spike shall be deemed to be automatically, and without further action, made similarly more restrictive; provided that, if after the Unencumbered Leverage Ratio Spike then in effect herein has been deleted or made more restrictive, a Bank ULR Spike is re-incorporated into the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) or an Unencumbered Leverage Ratio Spike in the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) is modified to become less restrictive on the Issuer and the General Partner (either event, a “Bank ULR Spike Loosening”), then, so long as no Default or Event of Default shall have occurred and be continuing and each of the holders of the Notes has received notice thereof from the Issuer, the Unencumbered Leverage Ratio Spike shall concurrently be similarly re-incorporated or so modified, as applicable; provided, however, that in no event shall any Bank ULR Spike Loosening result in the Unencumbered Leverage Ratio Spike then in effect herein ever being less restrictive on the Issuer and the General Partner than that expressly set forth herein on the Execution Date. If the Issuer, the General Partner or any of their Subsidiaries shall pay any fee or other compensation to any Person party to the Bank Credit Agreement or, if applicable, any Material Credit Facility (other than (A) commitment fees and similar fees given in consideration of a new extension of credit or in connection with an extension or replacement of the Bank Credit Agreement or, if applicable, such Material Credit Facility, and (B) amounts paid in satisfaction of principal or interest under the Bank Credit Agreement or, if applicable, such Material Credit Facility) as an inducement to receiving a Bank ULR Spike Loosening, the corresponding loosening of the Unencumbered Leverage Ratio Spike shall not become effective under this Agreement until the holders of the Notes receive equivalent consideration (and for the avoidance of doubt such amounts shall be proportional to the aggregate principal amount of Notes outstanding as compared to the sum of the aggregate outstanding principal amount of the Indebtedness and the aggregate amount of undrawn commitments under the Bank Credit Agreement or, if applicable, such Material Credit Facility);

(d) as of the last day of any fiscal quarter of the Issuer and the General Partner, Consolidated Secured Debt to exceed 40% of Implied Capitalization Value; or

(e) as of the last day of any fiscal quarter of the Issuer and the General Partner, the ratio of (1) Property Operating Income from Unencumbered Assets that are not Assets Under Development for such fiscal quarter to (2) interest expense on all Consolidated Senior Unsecured Debt for such fiscal quarter to be less than 1.75 to 1.00 (the “Unsecured Interest Coverage Ratio”). Notwithstanding the foregoing, the Unsecured Interest Coverage Ratio shall be deemed automatically (i) amended or waived in this Agreement at such time as each holder of a Note shall have received notice in writing from the Issuer certifying that (A) the “unsecured interest coverage ratio” shall have been so amended or waived under the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, under each applicable Material Credit Facility) and (B) no Default or Event of Default shall have occurred and be continuing, provided that, if any such amendment has the effect of making the Unsecured Interest Coverage Ratio more restrictive on the Issuer and the General Partner, then such amendment shall be immediately effective regardless of whether such notice has then been delivered and (ii) deleted from this Agreement at such time as each holder of a Note shall have received notice in writing from the Issuer certifying that (A) the “unsecured interest coverage ratio” shall have been deleted from the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, from each applicable Material Credit Facility) or that the Bank Credit Agreement shall have been terminated and that no amounts are outstanding thereunder and that no other Material Credit Facility includes an “unsecured interest coverage ratio” and (B) no Default or Event of Default shall have occurred and be continuing. If the Issuer, the General Partner or any of their Subsidiaries shall pay any fee or other compensation to any Person party to the Bank Credit Agreement or, if applicable, any Material Credit Facility, as an inducement to receiving any consent, amendment, waiver, deletion or termination with respect to the “unsecured interest coverage ratio” as aforesaid, such consent, amendment, waiver, deletion or termination with respect to the Unsecured Interest Coverage Ratio shall not become effective under this Agreement until the holders of the Notes receive equivalent consideration.

The foregoing covenants set forth in paragraphs (c) and (e) above shall be tested at the end of each fiscal quarter of the Issuer and the General Partner (for the applicable reporting period) and on a pro forma basis upon any Asset Sale or incurrence of any Indebtedness by the Consolidated Operating Partnership (using the latest quarterly financial statements then available and taking into account the proposed Asset Sale and/or incurrence of Indebtedness). To the extent the Consolidated Operating Partnership has Defeased Debt, both the underlying debt and interest payable thereon and the financial assets used to defease such debt and interest earned thereon shall be excluded from calculations of the foregoing financial covenants. All financial computations required under Sections 10.8(a) through (d), inclusive, shall be made in accordance with GAAP as in effect on the Execution Date (“Static GAAP”); provided that, if as a result of any change in GAAP from time to time, any of the financial covenants contained in Sections 10.8(a) through 10.8(d), inclusive, or any of the defined terms used therein are determined by the Required Holders to differ from Static GAAP, the Issuer and the General Partner shall include relevant reconciliations in reasonable detail between GAAP and Static GAAP with respect to the applicable covenant compliance calculations contained in each certificate of a Senior Financial Officer delivered pursuant to Section 7.2(a) after the date of such request.

Section 10.9. Negative Pledge. Neither the Issuer nor the General Partner will, or will permit any of their Subsidiaries to, allow any “negative pledge” on any Project then included in Unencumbered Assets restricting the Issuer’s (or any Wholly-Owned Subsidiary’s) right to sell or encumber such Project to be given to any other lender or creditor other than a Permitted Negative Pledge or, if such a negative pledge is given, the Project affected shall be immediately excluded from Unencumbered Assets.

Section 10.10. Distributions. The Issuer will not make any distributions to the General Partner and the General Partner will not make distributions to its shareholders if, at the time of the making of such distribution, an Event of Default then exists under Section 11(a) or 11(b) or an Event of Default arising from a breach of a financial covenant contained in Section 10.8 has occurred and is continuing. Notwithstanding the foregoing, the Issuer shall be permitted to make distributions to the General Partner and the General Partner shall be permitted at all times to make distributions of whatever amount is necessary to maintain its tax status as a REIT.

Although it will not be a Default or an Event of Default if the Issuer or the General Partner fails to comply with any provision of Section 10 before or after giving effect to the issuance of the Notes on a pro forma basis, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3.

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Issuer defaults in the payment of any principal or Make-Whole Amount, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Issuer defaults in the payment of any interest on any Note for more than five days after the same becomes due and payable; or

(c) the Issuer or the General Partner defaults in the performance of or compliance with any term contained in Section 7.1(f), Section 9.7, Section 9.8, or Section 10; or

(d) the Issuer, the General Partner or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (1) a Responsible Officer of the Issuer or the General Partner obtaining actual knowledge of such default and (2) the Issuer or the General Partner receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) (1) any representation or warranty made in writing by or on behalf of the Issuer or the General Partner or by any officer of the Issuer or the General Partner in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (2) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (1) the Issuer, the General Partner or any of their Subsidiaries is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness (other than Nonrecourse Indebtedness) that is outstanding in an aggregate principal amount of at least $75,000,000 (or, if lower, the threshold amount for triggering a similar default under the Bank Credit Agreement (or if no Bank Credit Agreement exists, the lowest threshold amount under any Material Credit Facility)) (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (2) the Issuer, the General Partner or any of their Subsidiaries is in default in the performance of or compliance with any term of any evidence of any Indebtedness (other than Nonrecourse Indebtedness) in an aggregate outstanding principal amount of at least $75,000,000 (or, if lower, the threshold amount for triggering a similar default under the Bank Credit Agreement (or if no Bank Credit Agreement exists, the lowest threshold amount under any Material Credit Facility)) (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (3) as a consequence of the occurrence or continuation of any event or condition (other than (x) a Change in Control where the Issuer has complied with the requirements of Section 8.7 or (y) the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (i) the Issuer, the General Partner or any of their Subsidiaries has become obligated to purchase or repay Indebtedness (other than Nonrecourse Indebtedness) before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $75,000,000 (or, if lower, the threshold amount for triggering a similar default under the Bank Credit Agreement (or if no Bank Credit Agreement exists, the lowest threshold amount under any Material Credit Facility)) (or its equivalent in the relevant currency of payment), or (ii) one or more Persons have the right to require the Issuer, the General Partner or any of their Subsidiaries so to purchase or repay such Indebtedness; or

(g) the Issuer, the General Partner or any Significant Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated, or (6) takes corporate or other organizational action for the purpose of any of the foregoing; or

(h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Issuer, the General Partner or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Issuer, the General Partner or any Significant Subsidiary, or any such petition shall be filed against the Issuer, the General Partner or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

(i) any event occurs with respect to the Issuer, the General Partner or any Significant Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Section 11(g) or Section 11(h), provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Section 11(g) or Section 11(h); or

(j) one or more final judgments or orders for the payment of money aggregating in excess of $75,000,000 (or, if lower, the threshold amount for triggering a similar default under the Bank Credit Agreement (or if no Bank Credit Agreement exists, the lowest threshold amount under any Material Credit Facility)) (or its equivalent in the relevant currency of payment) other than with respect to any Nonrecourse Indebtedness, including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Issuer, the General Partner and their Subsidiaries and which judgments are not, within 60 days after entry thereof, paid, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(k) if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Issuer, the General Partner or any of their ERISA Affiliates that a Plan may become a subject of any such proceedings, (3) there is any “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under one or more Plans, determined in accordance with Title IV of ERISA, (4) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (5) the Issuer, the

General Partner or any of their ERISA Affiliates shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (6) the Issuer, the General Partner or any of their ERISA Affiliates withdraws from any Multiemployer Plan, (7) the Issuer, the General Partner or any of their Subsidiaries establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Issuer, the General Partner or any of their Subsidiaries thereunder, (8) the Issuer, the General Partner or any of their Subsidiaries fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up, or (9) the Issuer, the General Partner or any of their Subsidiaries becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (1) through (9) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in sections 3(3) and 3(1) of ERISA; or

(l) any Subsidiary Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of such Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Subsidiary Guaranty, or the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guaranty.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration.

(a) If an Event of Default with respect to the Issuer or the General Partner described in Section 11(g), (h) or (i) (other than an Event of Default described in clause (1) of Section 11(g) or described in clause (6) of Section 11(g) by virtue of the fact that such clause encompasses clause (1) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (1) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) and (2) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Issuer acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or any Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuer nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Issuer and the General Partner under Section 16, the Issuer will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all documented, out-of-pocket costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable and documented attorneys’ fees, expenses and disbursements.

SECTION 13. GUARANTEE.

Section 13.1. The Guarantee. The General Partner hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, to each holder of a Note (a) the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, Make-Whole Amount, if any, and interest (including any interest accruing after the commencement of any proceeding in bankruptcy and any additional interest that would accrue but for the commencement of such proceeding) on the Notes and all other obligations of the Issuer under this Agreement and (b) the full and prompt performance and observance by the Issuer of each and all of the obligations, covenants and agreements required to be performed or observed by the Issuer under the terms of this Agreement and the Notes (all the foregoing being hereinafter collectively called the “Obligations”). The General Partner further agrees (to the extent permitted by applicable law) that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it shall remain bound under this Section 13 notwithstanding any extension or renewal of any Obligation.

Section 13.2. Waiver of Defenses. The General Partner waives presentation to, demand of payment from and protest to the Issuer of any of the Obligations and also waives notice of protest for nonpayment. The General Partner waives notice of any default under this Agreement, the Notes or the other Obligations. The obligation of the General Partner hereunder shall not be affected by (a) the failure of any holder of a Note to assert any claim or demand or to enforce any right or remedy against the Issuer or any other Person (including any Subsidiary Guarantor) under this Agreement, the Notes, any Subsidiary Guaranty or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, the Notes, any Subsidiary Guaranty or any other agreement; (d) the acceptance of any security or guarantee (including any Subsidiary Guaranty) by any holder of a Note for the Obligations or any of them; (e) the release of any security or guarantee (including any Subsidiary Guaranty) held by any holder of a Note for the Obligations or any of them; (f) the release of the Issuer, any Subsidiary Guarantor or any other Person from its liability with respect to the Obligations; (g) any act or failure to act with regard to the Obligations; (h) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement under bankruptcy or similar laws, composition with creditors or readjustment of, or other similar procedure affecting the Issuer, any Subsidiary Guarantor or any other Person or any of the assets of any of them, or any allegation or contest of the validity of this Agreement, the Notes, any Subsidiary Guaranty or any other agreement or the disaffirmance of this Agreement or the Notes or any Subsidiary Guaranty or any other agreement in any such proceeding; (i) the invalidity or unenforceability of this Agreement, the Notes, any Subsidiary Guaranty or any other agreement; (j) the impossibility or illegality of performance on the part of the Issuer, any Subsidiary Guarantor or any other Person of its obligations under the Notes, this Agreement, any Subsidiary Guaranty or any other instrument or agreement; (k) in respect of the Issuer, any Subsidiary Guarantor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Issuer, any Subsidiary Guarantor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), acts of terrorists, civil commotions, acts of God or the public enemy, delays or failures of suppliers or carriers, inability to obtain materials, action of any Governmental Authority, change of law or any other causes affecting performance, or other force majeure, whether or not beyond the control of the Issuer, any Subsidiary Guarantor or any other Person and whether or not of the kind above specified; or (l) any change in the ownership of the Issuer.

It being understood that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Section 13.2 that the obligations of the General Partner shall be absolute, unconditional and irrevocable to the extent herein specified and shall not be discharged, impaired or varied except by the payment of the Obligations and then only to the extent of such payment.

Section 13.3. Guarantee of Payment. The General Partner further agrees that the guarantee herein constitutes a guarantee of payment when due (and not a guarantee of collection) and waives any right to require that any resort be had by any holder of a Note to any other Person or to any security held for payment of the Obligations.

Section 13.4. Guarantee Unconditional. The obligations of the General Partner hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the General Partner herein shall not be discharged or impaired or otherwise affected by the failure of any holder of a Note to assert any claim or demand or to enforce any remedy under this Agreement, the Notes, any Subsidiary Guaranty or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the General Partner or would otherwise operate as a discharge of the General Partner as a matter of law or equity.

Section 13.5. Reinstatement. The General Partner further agrees that the guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored by any holder of a Note upon the bankruptcy or reorganization of the Issuer or otherwise.

Section 13.6. Payment on Demand. In furtherance of the foregoing and not in limitation of any other right which any holder of a Note has at law or in equity against the General Partner by virtue hereof, upon the failure of the Issuer to pay any of the Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, the General Partner hereby promises to and shall, upon receipt of written demand by any holder of a Note, forthwith pay, or cause to be paid, in cash, to the holders an amount equal to the sum of (a) the unpaid amount of such Obligations then due and owing and (b) accrued and unpaid interest on such Obligations then due and owing (but only to the extent not prohibited by applicable law).

The General Partner acknowledges and agrees that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Issuer shall default under the terms of a Note or this Agreement and that notwithstanding recovery hereunder for or in respect of any given Default or Event of Default, the guarantee contained in this Section 13 shall remain in full force and effect and shall apply to each and every subsequent Default or Event of Default.

Section 13.7. Stay of Acceleration. The General Partner further agrees that, as between itself, on the one hand, and the holders of the Notes, on the other hand, (a) the maturity of the Obligations guaranteed hereby may be accelerated as provided in this Agreement for the purposes of the guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby and (b) in the event of any such declaration of acceleration of such Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by the General Partner for the purposes of this guarantee.

Section 13.8. No Subrogation. Notwithstanding any payment or payments made by the General Partner hereunder, the General Partner shall not be entitled to be subrogated to any of the rights of any holder of a Note against the Issuer or any collateral security or guarantee or right of offset held by any holder for the payment of the Obligations, nor shall the General Partner seek or be entitled to seek any contribution or reimbursement from the Issuer or any Subsidiary Guarantor in respect of payments made by the General Partner hereunder, until all amounts owing to the holders of the Notes by the Issuer on account of the Obligations are paid in full. If any amount shall be paid to the General Partner on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the General Partner in trust for the holders of the Notes, segregated from other funds of the General Partner, and shall, forthwith upon receipt by the General Partner, be turned over to the holders of the Notes in the exact form received by the General Partner (duly indorsed by the General Partner to the holders of the Notes, if required), to be applied against the Obligations.

Section 13.9. Marshalling. No holder of a Note shall be under any obligation: (a) to marshal any assets in favor of the General Partner or in payment of any or all of the liabilities of the Issuer under or in respect of the Notes and this Agreement or the obligations of the General Partner hereunder or (b) to pursue any other remedy that the General Partner may or may not be able to pursue itself and that may lighten the General Partner’s burden, any right to which the General Partner hereby expressly waives.

Section 13.10. Transfer of Notes. All rights of any holder of a Note under this Section 13 shall be considered to be transferred or assigned at any time or from time to time upon the transfer of any Note held by such holder whether with or without the consent of or notice to the General Partner under this Section 13 or to the Issuer.

Section 13.11. Consideration. The General Partner has received, or shall receive, direct or indirect benefits from the making of this guarantee.

SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 14.1. Registration of Notes. The Issuer shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary. The Issuer shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 14.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Issuer at the address and to the attention of the designated officer (all as specified in Section 19(3)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Issuer shall execute and deliver, at the Issuer’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1(e). Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuer may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.3.

Section 14.3. Replacement of Notes. Upon receipt by the Issuer at the address and to the attention of the designated officer (all as specified in Section 19(3)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be reasonably satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within 10 Business Days thereafter, the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 15. PAYMENTS ON NOTES.

Section 15.1. Place of Payment. Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 15.2. Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 14.2. The Issuer will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2.

Section 15.3. FATCA Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Issuer, or to such other Person as may be reasonably requested by the Issuer, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Issuer necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Issuer to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Issuer to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from any such payment made to such holder. Nothing in this Section 15.3 shall require any holder to provide information that is confidential or proprietary to such holder unless the Issuer is required to obtain such information under FATCA and, in such event, the Issuer shall treat any such information it receives as confidential.

SECTION 16. EXPENSES, ETC.

Section 16.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Issuer and the General Partner will pay all documented costs and expenses (including reasonable attorneys’ fees of one special counsel for the Purchasers and holders of Notes, as a whole and, if reasonably required by the Required Holders, one local counsel in each applicable jurisdiction and/or one specialty counsel in any applicable specialty for the Purchasers and holders of Notes, as a whole) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Issuer, the General Partner or any of their Subsidiaries or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and by any Subsidiary Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $6,500, provided that if there is a conflict of interest between any Purchaser or holder of a Note and one or more other Purchasers and holders of Notes, the Issuer and the General Partner will pay such costs and expenses of a separate counsel and a separate financial advisor for each such conflicted Purchaser or holder of a Note. If required by the NAIC, the Issuer shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI).

The Issuer and the General Partner will pay, and will save each Purchaser and each other holder of a Note harmless from, (1) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (2) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 16.2. Certain Taxes. The Issuer and the General Partner agree to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Subsidiary Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where either the Issuer, the General Partner or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Subsidiary Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Issuer or the General Partner pursuant to this Section 16, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Issuer and/or the General Partner hereunder.

Section 16.3. Survival. The obligations of the Issuer and the General Partner under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Issuer or the General Partner pursuant to this Agreement shall be deemed representations and warranties of such Person under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranty embody the entire agreement and understanding between each Purchaser and, the Issuer and the General Partner and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 18. AMENDMENT AND WAIVER.

Section 18.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Issuer, the General Partner and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 22 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (1) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (i) interest on the Notes or (ii) the Make-Whole Amount, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4 or (3) amend any of Section 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 13, 18 or 21.

Section 18.2. Solicitation of Holders of Notes.

(a) Solicitation. The Issuer and the General Partner will provide each Purchaser and each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser or holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or of any Subsidiary Guaranty. The Issuer

and the General Partner will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 18 or any Subsidiary Guaranty to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

(b) Payment. Neither the Issuer nor the General Partner will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or any holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 18 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to (1) the Issuer, (2) the General Partner, (3) any Subsidiary or any other Affiliate of the Issuer or the General Partner or (4) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Issuer, the General Partner and/or any of their Affiliates in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 18.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 18 or any Subsidiary Guaranty applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Issuer and the General Partner without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Issuer, the General Partner and any Purchaser or any holder of a Note and no delay in exercising any rights hereunder or under any Note or any Subsidiary Guaranty shall operate as a waiver of any rights of any Purchaser or any holder of such Note.

Section 18.4. Notes Held by the Issuer or the General Partner, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Issuer, the General Partner or any of their Affiliates shall be deemed not to be outstanding.

SECTION 19. NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(1) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Issuer and the General Partner in writing,

(2) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer and the General Partner in writing, or

(3) if to the Issuer or the General Partner, to such Person at its address set forth at the beginning hereof to the attention of its Chief Financial Officer and its General Counsel, or at such other address as such Person shall have specified to the Purchaser and holders of the Notes in writing.

Notices under this Section 19 will be deemed given only when actually received.

SECTION 20. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser on the Execution Date or at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Issuer and the General Partner agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Issuer, the General Partner or any other Purchaser or holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21. CONFIDENTIAL INFORMATION.

For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Issuer, the General Partner or any of their Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Issuer, the General Partner or any such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Issuer, the General Partner or any of their Subsidiaries or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (1) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes and, in the case of its agents, outside attorneys, trustees and affiliates, provided such recipient is notified of its obligation to maintain the confidentiality of such information), (2) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 21, (3) any other holder of any Note, (4) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (5) any Person from which it offers to purchase any Security of the Issuer or the General Partner (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (6) any federal or state regulatory authority having jurisdiction over such Purchaser, (7) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which such Purchaser is a party or (iv) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty, provided that in the case of clauses (i), (ii) or (iii) above, unless specifically prohibited by applicable law, rule, regulation or order, but in each case subject to clause (iv) above, such Purchaser shall use its commercially reasonable efforts to notify the Issuer and the General Partner prior to such disclosure. No Purchaser shall use, or disclose to others for the purpose of using, Confidential Information for purposes of trading in the Issuer’s or the General Partner’s Securities in violation of applicable Securities laws. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Issuer or the General Partner in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuer and the General Partner embodying this Section 21.

In the event that as a condition to receiving access to information relating to the Issuer, the General Partner or any of their Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 21, this Section 21 shall not be amended thereby and, as between such Purchaser or such holder and the Issuer and/or the General Partner, this Section 21 shall supersede any such other confidentiality undertaking.

SECTION 22. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Issuer and the General Partner, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Issuer and the General Partner of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 23. MISCELLANEOUS.

Section 23.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.2, neither the Issuer nor the General Partner may assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 23.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (b) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Issuer and/or the General Partner to measure any financial liability using fair value (as permitted by FASB ASC Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 23.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 23.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 14, (b) subject to Section 23.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 23.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 23.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 23.7. Jurisdiction and Process; Waiver of Jury Trial.

(a) The Issuer and the General Partner irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Issuer and the General Partner irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Issuer and the General Partner agree, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 23.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) The Issuer and the General Partner consent to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 23.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 19 or at such other address of which such holder shall then have been notified pursuant to said Section. The Issuer and the General Partner agree that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 23.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Issuer and/or the General Partner in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

* * * * *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Issuer and the General Partner, whereupon this Agreement shall become a binding agreement between you and the Issuer and the General Partner.

Very truly yours,

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC. its General Partner

By:	/s/ SCOTT MUSIL
Its: Chief Financial Officer

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ SCOTT MUSIL
Its: Chief Financial Officer

This Agreement is hereby

accepted and agreed to as

of the date hereof.

METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY

By:	MetLife Investment Advisors, LLC, its investment manager

METROPOLITAN LIFE INSURANCE COMPANY

By:	MetLife Investment Advisors, LLC, Its Investment Manager

METLIFE INSURANCE K.K.

By:	MetLife Investment Advisors, LLC, its Investment Manager

METROPOLITAN TOWER LIFE INSURANCE COMPANY

By:	MetLife Investment Advisors, LLC, its investment manager

METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY

By:	MetLife Investment Advisors, LLC, its investment manager

ECONOMY FIRE & CASUALTY COMPANY

By:	MetLife Investment Advisors, LLC, its investment manager

By:	/s/ John A. Wills
Name: John A. Wills Title: Managing Director

[Signature Page to Note and Guaranty Agreement]

BRIGHTHOUSE LIFE INSURANCE COMPANY

By:	MetLife Investment Advisors, LLC, its Investment Manager

By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

SYMETRA LIFE INSURANCE COMPANY

By:	MetLife Investment Advisors, LLC, Its Investment Manager

By:	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

[Signature Page to Note and Guaranty Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

/s/ Elena Unger
Name: Elena Unger
Title: Vice President

[Signature Page to Note and Guaranty Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

By:	/s/ David Patch
Name: David Patch
Title: Managing Director

[Signature Page to Note and Guaranty Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD ACCIDENT AND INDEMNITY COMPANY
HARTFORD UNDERWRITERS INSURANCE COMPANY

By:	Hartford Investment Management Company, their investment manager

By:	/s/ Dawn Bruneau
Name: Dawn Bruneau
Title: Vice President

[Signature Page to Note and Guaranty Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL Investors LLC, Its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:	New York Life Insurance Company, its attorney-in-fact

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Corporate Vice President

[Signature Page to Note and Guaranty Agreement]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30D)

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

[Signature Page to Note and Guaranty Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ David M. Weisenburger
Name:	David M. Weisenburger
Title:	VP, Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

By:	/s/ David M. Weisenburger
Name:	David M. Weisenburger
Title:	VP, Fixed Income Securities

PIONEER MUTUAL LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

By:	/s/ David M. Weisenburger
Name:	David M. Weisenburger
Title:	VP, Fixed Income Securities

[Signature Page to Note and Guaranty Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

SECURIAN LIFE INSURANCE COMPANY
MINNESOTA LIFE INSURANCE COMPANY
AMERICAN REPUBLIC INSURANCE COMPANY
NEW ERA LIFE INSURANCE COMPANY
UNITEDHEALTHCARE INSURANCE COMPANY

By:	Securian Asset Management, Inc.

By:	/s/ Joseph W. Scanlan
Name:	Joseph W. Scanlan
Title:	Vice President

[Signature Page to Note and Guaranty Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

/s/ Annette M. Teders
Name: Annette M. Teders
Title: Vice President

OHIO NATIONAL LIFE ASSURANCE CORPORATION

/s/ Annette M. Teders
Name: Annette M. Teders
Title: Vice President

[Signature Page to Note and Guaranty Agreement]

This Agreement is hereby

accepted and agreed to as

of the date hereof.

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Voya Investment Management Co. LLC, as Agent

By:	/s/ Justin Stach
Name:	Justin Stach
Title:	Senior Vice President

[Signature Page to Note and Guaranty Agreement]

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Adjusted EBITDA” means for any Person, for any period, the sum of EBITDA for such Person and such Person’s reported corporate overhead for itself and its Subsidiaries, in each case for such period; provided that “Adjusted EBITDA” shall have deducted overhead related to specific properties.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Issuer or the General Partner, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Issuer, the General Partner or any of their Subsidiaries or any Person of which the Issuer, the General Partner and their Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

“Agreement” means this Note and Guaranty Agreement, including all Schedules attached to this Agreement.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Applicable Cap Rate” means 6.25%; provided that, if the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, the Material Credit Facility with the highest percentage “capitalization rate”) provides for a “capitalization rate” that is higher or lower than 6.25%, then the “Applicable Cap Rate” shall be such higher or lower rate; provided, however, that in no event may the “Applicable Cap Rate” be less than 5.50%.

“Asset Sale” means any sale or other disposition by the Consolidated Operating Partnership of any Property or other assets if and to the extent the sum of (a) all cash proceeds thereof (excluding any proceeds resulting from the casualty or condemnation of such Property or other assets, are used to rebuild such Properties or assets within 365 days of receipt of such proceeds), plus (b) the initial principal amount of any noncash proceeds thereof consisting of notes or other debt securities, plus (c) the fair market value of other non-cash proceeds thereof, exceeds $500,000.

SCHEDULE A

(to Note and Guaranty Agreement)

“Assets Acquired Not in Service” means, as of any date of determination, any Project which has been acquired and owned for less than 12 months but has not yet been leased to 90% occupancy.

“Assets Under Development” means, as of any date of determination, any Project which is under construction and then treated as an asset under development under GAAP.

“Bank CLR Spike” is defined in Section 10.8(b).

“Bank CLR Spike Loosening” is defined in Section 10.8(b).

“Bank Credit Agreement” means the Third Amended and Restated Unsecured Revolving Credit Agreement dated as of October 31, 2017 among the Issuer, the General Partner, the lenders from time to time parties thereto, Wells Fargo Bank National Association, as administrative agent, and Bank of America, National Association, as syndication agent, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof.

“Bank ULR Spike” is defined in Section 10.8(c).

“Bank ULR Spike Loosening” is defined in Section 10.8(c).

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or New York, New York are required or authorized to be closed.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person which is not a corporation and any and all warrants or options to purchase any of the foregoing.

“Cash Equivalents” shall mean (a) short term obligations of, or fully guaranteed by, the United States, (b) commercial paper rated “A1” or better by S&P or “P1” or better by Moody’s, or (c) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest, provided that all such Cash Equivalents would qualify as cash equivalents in accordance with GAAP.

“Change in Control” is defined in Section 8.7(f).

“Change in Control Proposed Prepayment Date” is defined in Section 8.7(b).

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time.

“Confidential Information” is defined in Section 21.

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of Consolidated Total Indebtedness to Implied Capitalization Value.

“Consolidated Leverage Ratio Increase Period” is defined in Section 10.8(b).

“Consolidated Leverage Ratio Spike” is defined in Section 10.8(b).

“Consolidated Operating Partnership” means, collectively, the Issuer, the General Partner and any other subsidiary partnerships or entities of either of them which are required under GAAP to be consolidated with the Issuer and the General Partner for financial reporting purposes.

“Consolidated Secured Debt” means, as of any date of determination, the sum of (a) the aggregate outstanding principal amount of all Indebtedness of the Consolidated Operating Partnership outstanding at such date which is secured by a Lien on any asset or Capital Stock of the Consolidated Operating Partnership, including loans secured by mortgages, stock, or partnership interests, but excluding Defeased Debt and (b) the amount by which the aggregate principal amount of all Indebtedness of the Subsidiaries of the Issuer or the General Partner outstanding at such date exceeds $5,000,000 (including, for the avoidance of doubt, Guarantee Obligations of the Subsidiaries of the Issuer or the General Partner in respect of primary obligations of the Issuer or the General Partner, but excluding customary non-recourse carveout obligations and unsecured Indebtedness of the Issuer), without duplication of any Indebtedness included under clause (a). For clarification, Consolidated Secured Debt shall include the Ownership Share of any Investment Affiliate’s Indebtedness.

“Consolidated Senior Unsecured Debt” means, as of any date of determination, the aggregate outstanding principal amount of all Indebtedness of the Consolidated Operating Partnership (which will include any Indebtedness that is secured by Equity Interests and that is recourse to the Issuer or the General Partner, where such recourse component applies only to the payment of principal and/or interest), outstanding at such date other than (a) Indebtedness which is contractually subordinated to the Indebtedness of the Consolidated Operating Partnership hereunder and under the Notes on terms acceptable to the Required Holders and (b) that portion of Consolidated Secured Debt described in clause (a) of that definition. For clarification, Consolidated Senior Unsecured Debt shall exclude the Ownership Share of any Investment Affiliate’s Indebtedness.

“Consolidated Total Indebtedness” means, as of any date of determination, all Indebtedness of the Consolidated Operating Partnership outstanding at such date, determined on a consolidated basis in accordance with GAAP, after eliminating intercompany items; provided that for purposes of defining “Consolidated Total Indebtedness” the term “Indebtedness” shall not include the short term debt (e.g. accounts payable, short term expenses, but not 364-day facilities or current maturities of long term debt) of the Issuer or the General Partner or Defeased Debt. For clarification, Consolidated Total Indebtedness shall include the Ownership Share of any Investment Affiliate’s Indebtedness.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Entity” means (a) any of the Subsidiaries of the Issuer or the General Partner and any of their or the Issuer’s or the General Partner’s respective Controlled Affiliates and (b) if the General Partner has a parent company, such parent company and its Controlled Affiliates.

“Debt Service” means for any period, (a) Interest Expense for such period plus (b) the aggregate amount of regularly scheduled principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness and mandatory excess cash flow sweeps) required to be made during such period by any member of the Consolidated Operating Partnership plus (c) a percentage of all such regularly scheduled principal payments required to be made during such period by any Investment Affiliate on Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) taken into account in calculating Interest Expense, such percentage equal to the greater of (1) the percentage of the principal amount of such Indebtedness for which any member of the Consolidated Operating Partnership is liable and (2) the Ownership Share in such Investment Affiliate in the aggregate, without duplication.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to any Note, that rate of interest per annum that is the greater of (a) 2.00% above the rate of interest stated in clause (a) of the first paragraph of such Note or (b) 2.00% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.

“Defeased Debt” means that portion of debt which has already been defeased by depositing collateral in the form of obligations supported by the credit of the United States government in such amounts as are required and permitted under the terms of the applicable loan documents.

“Disclosure Documents” is defined in Section 5.3.

“EBITDA” means, with respect to any Person, for any period, (a) income before restructuring charges in an aggregate amount not to exceed $10,000,000 during any four fiscal quarter period, non-cash impairment charges and other non-cash, non-recurring items determined in good faith by such Person and extraordinary items, without deduction of any losses related to initial offering costs of preferred stock which are written off due to the redemption of such preferred stock, and excluding any gains or losses from pay-off or retirement of debt and gains/losses on sales of Properties and excluding costs incurred in acquiring Properties, where such costs are required to be expensed under FASB ASC 805 Business Combinations 805-10-25-23, as reported by such Person and its Subsidiaries on a consolidated basis in accordance with GAAP (reduced to eliminate any interest income and, with respect to the Consolidated Operating Partnership, any income from Investment Affiliates and any income from the assets used to support Defeased Debt), in each case for such period, plus (b) Interest Expense, depreciation, amortization and income tax expense, if any, in each case for such period plus (c) a percentage of such income (adjusted as described above) of any such Investment Affiliate equal to the allocable economic interest in such Investment Affiliate held by the Consolidated Operating Partnership in the aggregate for such period (provided that no item of income or expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories).

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials.

“Equity Interests” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“Equity Value” of a Subsidiary means, as of any date of determination, the lesser of (a) the aggregate Property Operating Income of such Subsidiary’s Properties owned as of such date capitalized at a 6.50% rate, less Indebtedness of such Subsidiary and (b) the aggregate appraised value of such Subsidiary’s Properties, less Indebtedness of such Subsidiary.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Issuer or the General Partner under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” is defined in Section 8.7(f)(1).

“Execution Date” is defined in Section 3.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means (a) sections 1471 through 1474 of the Code, as of the Execution Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (c) any agreements entered into pursuant to section 1471(b)(1) of the Code.

“GAAP” means (a) except as expressly provided in the second sentence of the last paragraph of Section 10.8, generally accepted accounting principles as in effect from time to time in the United States, (b) for purposes of Section 9.6, with respect to any Subsidiary, generally accepted accounting principles (including International Financial Reporting Standards, as applicable) as in effect from time to time in the jurisdiction of organization of such Subsidiary, and (c) if the Unsecured Interest Coverage Ratio set forth in Section 10.8(e) has been deemed automatically amended pursuant to the penultimate paragraph of Section 10.8, generally accepted accounting principles as defined from time to time under the Bank Credit Agreement or the relevant Material Credit Facility, as the case may be.

“General Partner” is defined in the first paragraph of this Agreement.

“Governmental Authority” means

(a) the government of

(1) the United States or any state or other political subdivision thereof, or

(2) any other jurisdiction in which the Issuer, the General Partner or any of their Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of the Issuer, the General Partner or any of their Subsidiaries, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Ground Lease Payments” means, for any period, payments made in cash during such period in respect of any ground lease with respect to which any member of the Consolidated Operating Partnership is a lessee.

“Guarantee Obligation” means as to any Person (the “guaranteeing person”), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing (but, in the case of Indebtedness, only to the extent that the guarantee applies to the payment of principal or interest due under recourse Indebtedness) any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (4) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation), provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. Notwithstanding the foregoing, a guarantee of customary non-recourse carveouts shall not be deemed a “Guarantee Obligation” for purposes of this Agreement.

“Guaranty” means the guarantee of the General Partner set forth in Section 13.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Issuer pursuant to Section 14.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 8.7, 12, 18.2 and 19 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Implied Capitalization Value” means for the Consolidated Operating Partnership as of any date, the sum (without duplication) of (a) the quotient of (1) the Adjusted EBITDA of the Consolidated Operating Partnership during the immediately preceding period of four consecutive fiscal quarters (which Adjusted EBITDA shall exclude any Adjusted EBITDA attributable to all assets of the type described in clause (b) below, Assets Under Development, Assets Acquired Not in Service or Rollover Projects, and which Adjusted EBITDA attributable to each Project which was formerly a Rollover Project shall not be less than zero), and (2) the Applicable Cap Rate, plus (b) the purchase price paid by any member of the Consolidated Operating Partnership (less any amounts paid to such member as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) acquired by such member during the immediately preceding period of four consecutive fiscal quarters, plus (c) an amount equal to the then current book value of each Asset Under Development, plus (d) the then current book value of Unimproved Land of the Consolidated Operating Partnership, plus (e) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of such Rollover Project, plus (f) an amount equal to 100% of unrestricted cash and unrestricted Cash Equivalents of the Consolidated Operating Partnership, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange (and specifically excluding any cash or Cash Equivalents being used to support Defeased Debt), plus (g) an amount equal to 100% of the then current book value, determined in accordance with GAAP, of all first mortgage receivables on income producing commercial properties of the Consolidated Operating Partnership. For purposes of determining Implied Capitalization Value: (i) to the extent the amount of Implied Capitalization Value attributable to Rollover Projects would exceed 10% of Implied Capitalization Value, such excess shall be excluded; (ii) to the extent the amount of Implied Capitalization Value attributable to Unimproved Land would exceed 10% of Implied Capitalization Value, such excess shall be excluded; (iii) to the extent the amount of Implied Capitalization Value attributable to Assets Under Development and Assets Acquired Not in Service would exceed 20% of Implied Capitalization Value, such excess shall be excluded; (iv) to the extent the amount of Implied Capitalization Value attributable to assets of the type described in clause (g) above would exceed 5% of Implied Capitalization Value, such excess shall be excluded; and (v) to the extent the amount of Implied Capitalization Value attributable to unconsolidated joint ventures and partnerships and other assets of the type described in clauses (c), (d), (e) and (g) would, in the aggregate, exceed 30% of Implied Capitalization Value, such excess shall be excluded (items (i) through (v) being referred to herein as the “Investments Limitations”). The Issuer’s Ownership Share of assets held by Investment Affiliates (excluding assets of the type described in the immediately preceding clause (f)) will be included in Implied Capitalization Value calculations consistent with the above described treatment for wholly owned assets. In the case of a newly formed Investment Affiliate, the Issuer’s Ownership Share of assets held by such Investment Affiliate shall be calculated by multiplying (I) total assets plus accumulated depreciation of such Investment Affiliate by (II) the Ownership Share of such Investment Affiliate. This valuation methodology will be used for the first four quarters following the formation of any Investment Affiliate. For purposes of computing the Implied Capitalization Value, Adjusted EBITDA may be increased from quarter to quarter by the amount of (aa) net cash flow from new leases of space at the Properties (where such net cash flow has not then been included in EBITDA) which have a minimum term of one year and (bb) net cash flow from Properties which were previously Assets Under Development but which have been completed during such four quarter period and have at least some tenants in possession of the respective leased spaces and conducting business operations therein each will be included in the calculation of Implied Capitalization Value using pro forma EBITDA for such four quarter period. If a Project, Property or other asset is no longer owned as of the date of calculation, then no value shall be included in Implied Capitalization Value for such Project, Property or other asset.

If at any time the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, any Material Credit Facility) contains any restrictions on the maximum amount of any type of investment or investments of the Consolidated Operating Partnership or any member thereof permitted to be included in a covenant calculation that are more restrictive on such Person or Persons than, or are in addition to, the Investments Limitations then in effect herein, then the Investments Limitations then in effect herein shall be deemed to be automatically, and without further action, made similarly more restrictive; provided that, if after the Investments Limitations herein have been made more restrictive, any corresponding investments limitation under the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) is modified to become less restrictive on the Consolidated Operating Partnership and each member thereof (an “Investments Limitations Loosening”), then, so long as no Default or Event of Default shall have occurred and be continuing and each of the holders of the Notes has received notice thereof from the Issuer, the Investments Limitations then in effect herein shall be concurrently so modified; provided, however, that in no event shall any Investments Limitations Loosening result in the Investments Limitations in effect herein ever being less restrictive on the Consolidated Operating Partnership or any member thereof than those expressly set forth herein on the Execution Date.

If at any time any limitations in the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, any Material Credit Facility) that restrict the maximum amount of any type of investment or investments of the Consolidated Operating Partnership or any member thereof that is permitted to be included in a covenant calculation at such time are re-characterized as one or more covenants limiting the maximum amount of such type of investment or investments, then the Investments Limitations then in effect herein shall be deemed to be automatically, and without further action, similarly re-characterized; provided that, if after the Investments Limitations herein have been so re-characterized, any corresponding investments limitation under the Bank Credit Agreement (or, if at such time the Bank Credit Agreement does not exist, each Material Credit Facility) is thereafter re-converted to limitations that restrict the maximum amount of any type of investment or investments of the Consolidated Operating Partnership or any member thereof that is permitted to be included in a covenant calculation (an “Investments Covenant Re-Conversion”), then, so long as no Default or Event of Default shall have occurred and be continuing and each of the holders of the Notes has received notice thereof from the Issuer, the Investments Limitations then in effect herein shall be concurrently similarly re-converted; provided, however, that in no event shall any Investments Covenant Re-Conversion result in the Investments Limitations in effect herein ever being less restrictive on the Consolidated Operating Partnership or any member thereof than those expressly set forth herein on the Execution Date.

If the Issuer, the General Partner or any of their Subsidiaries shall pay any fee or other compensation to any Person party to the Bank Credit Agreement or, if applicable, any Material Credit Facility (other than (A) commitment fees and similar fees given in consideration of a new extension of credit or in connection with an extension or replacement of the Bank Credit Agreement or, if applicable, such Material Credit Facility, and (B) amounts paid in satisfaction of principal or interest under the Bank Credit Agreement or, if applicable, such Material Credit Facility), as an inducement to receiving an Investments Limitations Loosening or an Investments Covenant Re-Conversion, such loosening or re-conversion of the Investments Limitations shall not become effective under this Agreement until the holders of the Notes receive equivalent consideration (and for the avoidance of doubt such amounts shall be proportional to the aggregate principal amount of Notes outstanding as compared to the sum of the aggregate outstanding principal amount of the Indebtedness and the aggregate amount of undrawn commitments under the Bank Credit Agreement or, if applicable, such Material Credit Facility).

“Indebtedness” of any Person at any date means without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities and other accounts payable, and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), repurchase obligations, takeout commitments or forward equity commitments, in each case evidenced by a binding agreement (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all obligations of such Person under financing leases and capital leases, (e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person (excluding in any calculation of consolidated Indebtedness of the Consolidated Operating Partnership, Guarantee Obligations of any member of the Consolidated Operating Partnership in respect of primary obligations of any other member of the Consolidated Operating Partnership), (g) all reimbursement obligations of such Person for letters of credit and other contingent liabilities, (h) Net Mark-to-Market Exposure under Rate Management Transactions, (i) all liabilities secured by any lien (other than liens for taxes not yet due and payable) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (j) any repurchase obligation or liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (k) with respect to any member of the Consolidated Operating Partnership, such Person’s Ownership Share of debt of Investment Affiliates and any loans for which such Person is liable as a general partner and (l) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.

“INHAM Exemption” is defined in Section 6.3(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Expense” for any period means all interest expense of the Consolidated Operating Partnership determined in accordance with GAAP for such period plus (a) capitalized interest not covered by an interest reserve from a loan facility, plus (b) the allocable portion (based on liability) of any interest incurred on any obligation for which the Consolidated Operating Partnership is wholly or partially liable under guaranties covering the payment of principal and/or interest for such period, plus (c) the allocable percentage of any interest incurred on any Indebtedness of any Investment Affiliate for such period, whether recourse or non-recourse, equal to the applicable Ownership Share in such Investment Affiliate held by the Consolidated Operating Partnership, in the aggregate, provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories; provided, however, that “Interest Expense” shall not include interest on loans after they become Defeased Debt.

“Investment Affiliate” means any Person in which the Consolidated Operating Partnership, directly or indirectly, has an ownership interest and whose financial results are not consolidated under GAAP with the financial results of the Consolidated Operating Partnership on the consolidated financial statements of the Consolidated Operating Partnership.

“Investment Grade Rating” means, for any class of non-credit enhanced long-term senior unsecured debt issued by the Issuer, (a) a rating of “BBB-” or higher from S&P or (b) a rating of “Baa3” or better from Moody’s.

“Issuer” is defined in the first paragraph of this Agreement.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code as in effect in any jurisdiction on any property leased to any Person under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination agreement in favor of another Person).

“Make-Whole Amount” is defined in Section 8.6.

“Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests); in each case, on or prior to the Maturity Date.

“Market Value Net Worth” means at any time, Implied Capitalization Value at such time minus the Indebtedness of the Consolidated Operating Partnership at such time.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Issuer, the General Partner and their Subsidiaries taken as a whole.

“Material Acquisition” means any acquisition (or series of related acquisitions) permitted by this Agreement and consummated in accordance with the terms of this Agreement if the aggregate consideration paid in respect of such acquisition (including any Indebtedness assumed in connection therewith) exceeds 10% of the Implied Capitalization Value of the Consolidated Operating Partnership.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Issuer, the General Partner and their Subsidiaries taken as a whole, (b) the ability of the Issuer or the General Partner to perform its obligations under this Agreement and/or the Notes, (c) the ability of the Subsidiary Guarantors, taken as a whole, to perform their obligations under the Subsidiary Guaranties, or (d) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty.

“Material Credit Facility” means, as to the Issuer, the General Partner and their Subsidiaries,

(a) the Bank Credit Agreement;

(b) the Unsecured Term Loan Agreement dated as of January 29, 2014 among the Issuer, the General Partner, the lenders from time to time parties thereto, Wells Fargo Bank National Association, as administrative agent, and PNC Bank, National Association, as syndication agent, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof;

(c) the Unsecured Term Loan Agreement dated as of September 11, 2015 among the Issuer, the General Partner, the lenders from time to time parties thereto, Wells Fargo Bank National Association, as administrative agent, and PNC Bank, National Association, Regions Bank and U.S. Bank National Association, as co-syndication agents, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof;

(d) the Note and Guaranty Agreement dated as of February 21, 2017 among the Issuer, the General Partner and the purchasers named therein, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof;

(e) the Note and Guaranty Agreement dated as of December 12, 2017 among the Issuer, the General Partner and the purchasers named therein, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof; and

(f) any other agreement(s) creating or evidencing indebtedness for borrowed money (excluding any Nonrecourse Indebtedness) entered into on or after the Execution Date by the Issuer, the General Partner or any of their Subsidiaries, or in respect of which the Issuer, the General Partner or any of their Subsidiaries is an obligor or otherwise provides a guarantee or other credit support (other than a guarantee of customary recourse exceptions) (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $100,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Maturity Date” with respect to any Note is defined in the first paragraph of such Note.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners.

“Net Mark-to-Market Exposure” of a Person means, as of any date of determination, the excess, if any, of all unrealized losses over all unrealized profits of such Person arising from Rate Management Transactions. “unrealized losses” means the fair market value of the cost to such Person of unwinding such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date), and “unrealized profits” means the fair market value of the gain to such Person of unwinding such Rate Management Transaction as of the date of determination (assuming such Rate Management Transaction were to be terminated as of that date).

“Nonrecourse Indebtedness” means Indebtedness which is “non recourse” (i.e., which is not recoverable by the creditor thereof from the general assets of the Issuer, the General Partner or any of their Affiliates, but is limited to the proceeds of certain real estate, improvements and related personal property).

“Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States by the Issuer, the General Partner or any of their Subsidiaries primarily for the benefit of employees of the Issuer, the General Partner or one or more of their Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code.

“Notes” is defined in Section 1.

“Obligations” is defined in Section 13.1.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means, with respect to any Person, a certificate of a Senior Financial Officer or of any other officer of such Person whose responsibilities extend to the subject matter of such certificate.

“Ownership Share” means, with respect to any Investment Affiliate, the pro rata share of the nominal ownership interests held by the Consolidated Operating Partnership, in the aggregate, in such Investment Affiliate, without duplication (e.g., if the Consolidated Operating Partnership owns 25% of an Investment Affiliate, but receives 90% of the economic benefits from such Investment Affiliate, then the Ownership Share shall be equal to 25%).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Permitted Liens” is defined in Section 10.7.

“Permitted Negative Pledge” means a “negative pledge” that (a) establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that does not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets or (b) provides for the grant in favor of the holders of any unsecured debt of any equal and ratable Lien in connection with the pledge of any property or asset to secure the Notes.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Issuer, the General Partner or any of their ERISA Affiliates or with respect to which the Issuer, the General Partner or any of their ERISA Affiliates may have any liability.

“Project” means any real estate asset which is 100% owned by the Issuer or by any Wholly-Owned Subsidiary and which is operated as an industrial property.

“Property” means each parcel of real property owned or operated by the Issuer, any Subsidiary or any Investment Affiliate.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Property Operating Income” means, with respect to any Property, for any period, earnings from rental operations (computed in accordance with GAAP but without deduction for reserves) attributable to such Property plus depreciation, amortization and interest expense with respect to such Property for such period, and, if such period is less than a year, adjusted by straight lining various ordinary operating expenses which are payable less frequently than once during every such period (e.g. real estate taxes and insurance). The earnings from rental operations reported for the immediately preceding fiscal quarter shall be adjusted to include pro forma earnings for an entire quarter for any Property acquired or placed in service during such fiscal quarter and to exclude earnings during such quarter from any property not owned as of the end of the quarter.

“PTE” is defined in Section 6.3(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Issuer and the General Partner and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 14.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 14.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information.

“QPAM Exemption” is defined in Section 6.3(d).

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Rate Management Transaction” means, with respect to any Person, any transaction (including an agreement with respect thereto) now existing or hereafter entered into by such Person which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“REIT” means a Person qualifying for treatment as a “real estate investment trust” under the Code.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time (a) prior to the Closing, the Purchasers and (b) on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Issuer, the General Partner or any of their Affiliates).

“Responsible Officer” means, with respect to any Person, any Senior Financial Officer and any other officer of such Person with responsibility for the administration of the relevant portion of this Agreement.

“Rollover Project” means a Project which, due to no or low occupancy at such Project, has a value, determined by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate, of less than 50% of book value of such Project, provided that a Project shall no longer be treated as a Rollover Project after: (a) a period of six consecutive full fiscal quarters has elapsed since such Project was first included as a Rollover Project, or (b) such Project has a value, determined by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate, of greater than 50% of book value of such Project.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“SEC” means the Securities and Exchange Commission of the United States of America.

“Securities” or “Security” shall have the meaning specified in section 2(a)(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer or comptroller of such Person.

“Significant Subsidiary” means (a) any Subsidiary Guarantor and (b) one or more other Subsidiaries of the Issuer or the General Partner the Equity Value of which, individually or in the aggregate, is more than 10% of Implied Capitalization Value.

“Source” is defined in Section 6.3.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person, and provided such corporation, partnership or other entity is consolidated with such Person for financial reporting purposes under GAAP.

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty and has not been released from such Subsidiary Guaranty pursuant to Section 9.9(b).

“Subsidiary Guaranty” is defined in Section 9.9(a)(1).

“Substitute Purchaser” is defined in Section 22.

“SVO” means the Securities Valuation Office of the NAIC.

“Unencumbered Asset” means any Project which as of any date of determination, (a) is not subject to any Liens other than Permitted Liens set forth in Sections 10.7(a) through 10.7(e), (b) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which prohibits or limits the ability of the Issuer or its Wholly-Owned Subsidiaries, as the case may be, to create, incur, assume or suffer to exist any Lien upon any assets or Capital Stock of the Issuer or any of its Wholly-Owned Subsidiaries other than a Permitted Negative Pledge, (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien (other than Permitted Liens set forth in Sections 10.7(a) through 10.7(e)) on any assets or Capital Stock of the Issuer or any of its Wholly-Owned Subsidiaries or would entitle any Person to the benefit of any Lien (but excluding the Permitted Liens set forth in Sections 10.7(a) through 10.7(e)) on such assets or Capital Stock upon the occurrence of any contingency (including, except in the case of a Material Credit Facility, pursuant to an “equal and ratable” clause), (d) is not the subject of any material architectural/engineering issue, as evidenced by a certification of the Issuer, and (e) is materially compliant with the representations and warranties in Section 5.21(b). Notwithstanding the foregoing, if any Project is a “Superfund” site under federal law or a site identified in writing by the jurisdiction in which such Project is located as having significant environmental contamination under applicable state law, the Issuer shall so advise the holders of Notes in writing and the Required Holders shall have the right to request from the Issuer a current detailed environmental assessment (or one which is not more than two years old for Unencumbered Assets owned as of the Execution Date), and, if applicable, a written estimate of any remediation costs from a recognized environmental contractor and to exclude any such Project from Unencumbered Assets at their election. No Project of a Wholly-Owned Subsidiary shall be deemed to be unencumbered unless such Project and all Capital Stock of such Wholly-Owned Subsidiary or any other intervening Wholly-Owned Subsidiary between the Issuer and such Wholly-Owned Subsidiary is unencumbered and neither such Wholly-Owned Subsidiary nor any other intervening Wholly-Owned Subsidiary between the Issuer and such Wholly-Owned Subsidiary has any Indebtedness for borrowed money (other than Indebtedness due to the Issuer).

“Unencumbered Leverage Ratio” is defined in Section 10.8(c).

“Unencumbered Leverage Ratio Increase Period” is defined in Section 10.8(c).

“Unencumbered Leverage Ratio Spike” is defined in Section 10.8(c).

“Unimproved Land” means land which constitutes a single tax parcel or separately platted lot and on which construction of an industrial building has not commenced.

“United States” or “U.S.” means the United States of America.

“United States Person” has the meaning set forth in section 7701(a)(30) of the Code.

“Unsecured Interest Coverage Ratio” is defined in Section 10.8(e).

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Value of Unencumbered Assets” means, for any Person as of any date, the sum (without duplication) of (a) the value of all Unencumbered Assets that are not Assets Under Development, Assets Acquired Not in Service, Rollover Projects or assets of the type described in clause (b) (determined in the manner set forth below), plus (b) the purchase price paid by such Person (less any amounts paid to such Person as a purchase price adjustment, held in escrow, retained as a contingency reserve or in connection with other similar arrangements) for any Property (other than Assets Under Development) that constitutes an Unencumbered Asset and acquired by such Person during the immediately preceding period of four consecutive fiscal quarters, plus (c) any unrestricted cash, including any cash on deposit with a qualified intermediary with respect to a deferred tax-free exchange, plus (d) an amount equal to 100% of the then-current book value, determined in accordance with GAAP, of each first mortgage receivable secured by an income producing commercial property, provided that such first mortgage receivable is not subject to any Lien, plus (e) 100% of the then current book value of each Asset Under Development that constitutes an Unencumbered Asset, plus (f) with respect to each Rollover Project, an amount equal to 50% of the then current book value, determined in accordance with GAAP, of each Rollover Project; provided that to the extent the aggregate amount of Value of Unencumbered Assets from Assets Acquired Not in Service and the other items set forth in clauses (d), (e) and (f) exceed 20% of the total Value of Unencumbered Assets, such excess shall be excluded. Unencumbered Assets that are not Assets Under Development, Assets Acquired Not in Service, Rollover Projects or assets of the type described in clause (b) above shall be valued by dividing the Property Operating Income for such Project for the most recent four fiscal quarters by the Applicable Cap Rate (provided that for the purpose of such calculation, the Property Operating Income of each Unencumbered Asset that was formerly a Rollover Project shall in no event be less than zero). If a Project is no longer owned as of the date of calculation, then no value shall be included based on capitalizing Property Operating Income from such Project, except for purposes of the Unsecured Interest Coverage Ratio for such quarter.

“Wholly-Owned Subsidiary” means a member of the Consolidated Operating Partnership 100% of the ownership interests in which are owned, directly or indirectly, by the Issuer and the General Partner in the aggregate.

FORM OF SERIES E NOTE

FIRST INDUSTRIAL, L.P.

3.97% Series E Guaranteed Senior Notes due July 23, 2029

No. ER-	, 20
$	PPN 32055R B#3

FOR VALUE RECEIVED, the undersigned, FIRST INDUSTRIAL, L.P. (herein called the “Issuer”), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to ____________, or registered assigns, the principal sum of _____________________ DOLLARS (or so much thereof as shall not have been prepaid) on July 23, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.97% per annum from the date hereof, payable semiannually, on the 23rd day of January and July in each year, commencing with the January 23 or July 23 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (1) on any overdue payment of interest and (2) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.97% or (ii) 2.00% over the rate of interest publicly announced by the principal office of Bank of America, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A. in New York, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note and Guaranty Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note and Guaranty Agreement dated as of May 16, 2019 (as from time to time amended, the “Note and Guaranty Agreement”) between the Issuer, First Industrial Realty Trust, Inc., a corporation organized and existing under the laws of the State of Maryland, and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note and Guaranty Agreement and (ii) made the representation set forth in Section 6.3 of the Note and Guaranty Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note and Guaranty Agreement.

SCHEDULE 1(e)

(to Note and Guaranty Agreement)

This Note is a registered Note and, as provided in the Note and Guaranty Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note and Guaranty Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any Make-Whole Amount) and with the effect provided in the Note and Guaranty Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

             FIRST INDUSTRIAL, L.P.

BY: FIRST INDUSTRIAL REALTY TRUST, INC. its General Partner

By

Its

S-1(e)-2

INFORMATION RELATING TO PURCHASER

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METLIFE INSURANCE K.K. 1-3, Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	Series E	$10,300,000

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

2) Address for all notices and communications:

MetLife Asset Management Corp. (Japan)

Administration Department

Tokyo Garden Terrace Kioicho Kioi Tower 25F

1-3, Kioicho, Chiyoda-ku, Tokyo 102-8525 Japan

Attention: Administration Dept. Manager

E-mail: saura@metlife.co.jp

with a copy to:

MetLife Insurance K.K

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, New Jersey 0798

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

E-mail: PPUCompliance@metlife.com; wgardner@metlife.com;

christine.brown@metlife.com; and OpsPvtPlacements@metlife.com with another copy OTHER THAN with respect to deliveries of financial statements to:

MetLife Insurance K.K.

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, New Jersey 07981

Attention: Chief Counsel-Investments Law (PRIV)

E-mail: sec_invest_law@metlife.com

PURCHASER SCHEDULE

(to Note and Guaranty Agreement)

(3) Address for audit requests:

Soft copy to: AuditConfirms.PvtPlacements@metlife.com

hard copy to:

Metropolitan Life Insurance Company

Attn: Private Placement Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

(4) Address for physical delivery of the Note:

Delivery instructions redacted and provided to Issuer under separate cover.

(5) Nominee: None

(6) U.S. Tax Identification Number: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 2

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

BRIGHTHOUSE LIFE INSURANCE COMPANY 11225 North Community House Road Charlotte, NC 28277	Series E	$5,900,000

(1) All scheduled payments of principal or interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Brighthouse Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments – Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

Emails: PPUCompliance@metlife.com; wgardner@metlife.com and

christine.brown@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Brighthouse Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Nominee: None.

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 3

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN TOWER LIFE INSURANCE COMPANY 200 Park Avenue New York, NY 10166	Series E	$4,100,000

(1) All scheduled payments of principal or interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Metropolitan Tower Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

Emails: PPUCompliance@metlife.com; wgardner@metlife.com;

christine.brown@metlife.com; and OPSPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Tower Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Address for audit requests:

Soft copy to: AuditConfirms.PvtPlacements@metlife.com; OR

Hard copy to: Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

Purchaser Schedule - 4

(5) Nominee: None

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 5

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SYMETRA LIFE INSURANCE COMPANY 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	SERIES E	$3,050,000

(1) All scheduled payments of principal or interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Symetra Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments – Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

Emails: PPUCompliance@metlife.com; wgardner@metlife.com and

christine.brown@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Symetra Life Insurance Company

c/o MetLife Investment Advisors, LLC

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

Symetra Life Insurance Company

Attn: Nate Zaientz

308 Farmington Ave., 3rd Floor

Farmington, CT 06032

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Nominee: CUDD and CO

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 6

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SYMETRA LIFE INSURANCE COMPANY 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	Series E	$3,050,000

(1) All scheduled payments of principal or interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Symetra Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments – Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

Emails: PPUCompliance@metlife.com; wgardner@metlife.com and

christine.brown@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Symetra Life Insurance Company

c/o MetLife Investment Advisors, LLC

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

Symetra Life Insurance Company

Attn: Nate Zaientz

308 Farmington Ave., 3rd Floor

Farmington, CT 06032

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Nominee: CUDD and CO

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 7

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY 700 Quaker Lane Warwick, Rhode Island 02887	SERIES E	$2,000,000

(1) All scheduled payments of principal or interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Metropolitan Property and Casualty Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

Emails: PPUCompliance@metlife.com; wgardner@metlife.com;

christine.brown@metlife.com; and OPSPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Group Property and Casualty Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Address for audit requests:

Soft copy to: AuditConfirms.PvtPlacements@metlife.com; OR

Hard copy to: Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

(5) Nominee: None

Purchaser Schedule - 8

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 9

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ECONOMY FIRE & CASUALTY COMPANY 700 Quaker Lane Warwick, Rhode Island 02887	Series E	$1,000,000

(1) All scheduled payments of principal or interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Economy Fire & Casualty Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

Emails: PPUCompliance@metlife.com; wgardner@metlife.com;

christine.brown@metlife.com; and OPSPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Economy Fire & Casualty Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Address for audit requests:

Soft copy to: AuditConfirms.PvtPlacements@metlife.com; OR

Hard copy to: Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

(5) Nominee: None

Purchaser Schedule - 10

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 11

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY 700 Quaker Lane Warwick, Rhode Island 02887	SERIES E	$1,000,000

(1) All scheduled payments of principal or interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Metropolitan Group Property and Casualty Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

Emails: PPUCompliance@metlife.com; wgardner@metlife.com;

christine.brown@metlife.com; and OPSPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Group Property and Casualty Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Address for audit requests:

Soft copy to: AuditConfirms.PvtPlacements@metlife.com; OR

Hard copy to: Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

(5) Nominee: None

Purchaser Schedule - 12

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 13

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 200 Park Avenue New York, NY 10166	Series E	$800,000

(1) All scheduled payments of principal or interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

Emails: PPUCompliance@metlife.com; wgardner@metlife.com;

christine.brown@metlife.com; and OPSPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Address for audit requests:

Soft copy to: AuditConfirms.PvtPlacements@metlife.com; OR

Hard copy to: Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

(5) Nominee: Metropolitan Life Insurance Company, on behalf of its Separate Account SSA

Purchaser Schedule - 14

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 15

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 200 Park Avenue New York, NY 10166	Series E	$400,000

(1) All scheduled payments of principal or interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

Emails: PPUCompliance@metlife.com; wgardner@metlife.com;

christine.brown@metlife.com; and OPSPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Address for audit requests:

Soft copy to: AuditConfirms.PvtPlacements@metlife.com; OR

Hard copy to: Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

(5) Nominee: Metropolitan Life Insurance Company, on behalf of its Separate Account 577

Purchaser Schedule - 16

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 17

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 200 Park Avenue New York, NY 10166	Series E	$400,000

(1) All scheduled payments of principal or interest by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

One MetLife Way

Whippany, NJ 07981

Attention: Bill Gardner, Vice President; Christine Brown, Associate Director

Emails: PPUCompliance@metlife.com; wgardner@metlife.com;

christine.brown@metlife.com; and OPSPvtPlacements@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

c/o MetLife Investment Advisors, LLC, Investments Law

One MetLife Way

Whippany, NJ 07981

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Address for audit requests:

Soft copy to: AuditConfirms.PvtPlacements@metlife.com; OR

Hard copy to: Metropolitan Life Insurance Company

Attn: Private Placements Operations (ATTN: Audit Confirmations)

18210 Crane Nest Drive – 5th Floor

Tampa, FL 33647

(5) Nominee: Metropolitan Life Insurance Company, on behalf of its Separate Account 575

Purchaser Schedule - 18

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 19

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

JACKSON NATIONAL LIFE INSURANCE COMPANY c/o PPM America, Inc. 225 W. Wacker Drive, Suite 1200 Chicago, IL 60606-1228	Series E	$10,000,000

(1) All payments on or in respect of the Note by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices relating to payments: Jackson National Life Insurance Company c/o The Bank of New York Mellon PO Box 392003 Attn: P & I Department Pittsburgh, PA 15251-9003

(3) Address for delivery of financial information:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Elena Unger

Phone: (312) 634-7853

Fax: (312) 634-0054

Email: PPMAPrivateReporting@ppmamerica.com

(4) Address for all other communications:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Elena Unger

Phone: (312) 634-7853

Fax: (312) 634-0054

Email: elena.unger@ppmamerica.com and PPMAPrivateReporting@ppmamerica.com

(5) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(6) Nominee: None

Purchaser Schedule - 20

(7) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 21

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

JACKSON NATIONAL LIFE INSURANCE COMPANY c/o PPM America, Inc. 225 W. Wacker Drive, Suite 1200 Chicago, IL 60606-1228	SERIES E	$10,000,000

(1) All payments on or in respect of the Note by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices relating to payments: Jackson National Life Insurance Company c/o The Bank of New York Mellon PO Box 392003 Attn: P & I Department Pittsburgh, PA 15251-9003

(3) Address for delivery of financial information:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Elena Unger

Phone: (312) 634-7853

Fax: (312) 634-0054

Email: PPMAPrivateReporting@ppmamerica.com

(4) Address for all other communications:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Elena Unger

Phone: (312) 634-7853

Fax: (312) 634-0054

Email: elena.unger@ppmamerica.com and PPMAPrivateReporting@ppmamerica.com

(5) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(6) Nominee: None

Purchaser Schedule - 22

(7) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 23

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

JACKSON NATIONAL LIFE INSURANCE COMPANY c/o PPM America, Inc. 225 W. Wacker Drive, Suite 1200 Chicago, IL 60606-1228	SERIES E	$10,000,000

(1) All payments on or in respect of the Note by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices relating to payments: Jackson National Life Insurance Company c/o The Bank of New York Mellon PO Box 392003 Attn: P & I Department Pittsburgh, PA 15251-9003

(3) Address for delivery of financial information:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Elena Unger

Phone: (312) 634-7853

Fax: (312) 634-0054

Email: PPMAPrivateReporting@ppmamerica.com

(4) Address for all other communications:

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn: Private Placements – Elena Unger

Phone: (312) 634-7853

Fax: (312) 634-0054

Email: elena.unger@ppmamerica.com and PPMAPrivateReporting@ppmamerica.com

(5) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(6) Nominee: None

Purchaser Schedule - 24

(7) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 25

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN GENERAL LIFE INSURANCE COMPANY 2929 Allen Parkway, A36-04 Houston, TX 77019-2155	Series E	$15,750,000

(1) All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices relating to payments, audit confirmations and related correspondence:

American General Life Insurance Company (Account number redacted and provided to Issuer under separate cover)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, TX 77019-2155

Attn: PCG Investment Portfolio Support

Email: PPGIPS@aig.com

with a copy (in the case of payment notices only) to:

American General Life Insurance Company (Account number redacted and provided to Issuer under separate cover)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

(3) Address for delivery of compliance reporting information (financial documents, officer’s certificates, etc.):

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, TX 77019-2155

Attn: Private Placements Compliance

Email: complianceprivateplacements@aig.com

(4) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(5) Nominee: HARE & CO., LLC

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 26

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY 2929 Allen Parkway, A36-04 Houston, TX 77019-2155	SERIES E	$8,000,000

(1) All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices relating to payments, audit confirmations and related correspondence:

The Variable Annuity Life Insurance Company (Account number redacted and provided to Issuer under separate cover)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, TX 77019-2155

Attn: PCG Investment Portfolio Support

Email: PPGIPS@aig.com

with a copy (in the case of payment notices only) to:

The Variable Annuity Life Insurance Company (Account number redacted and provided to Issuer under separate cover)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

(3) Address for delivery of compliance reporting information (financial documents, officer’s certificates, etc.):

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, TX 77019-2155

Attn: Private Placements Compliance

Email: complianceprivateplacements@aig.com

(4) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(5) Nominee: HARE & CO., LLC

Purchaser Schedule - 27

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 28

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN GENERAL LIFE INSURANCE COMPANY 2929 Allen Parkway, A36-04 Houston, TX 77019-2155	Series E	$1,250,000

(1) All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices relating to payments, audit confirmations and related correspondence:

American General Life Insurance Company SAMRE (Account number redacted and provided to Issuer under separate cover)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, TX 77019-2155

Attn: PCG Investment Portfolio Support

Email: PPGIPS@aig.com

with a copy (in the case of payment notices only) to:

American General Life Insurance Company SAMRE (Account number redacted and provided to Issuer under separate cover)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

(3) Address for delivery of compliance reporting information (financial documents, officer’s certificates, etc.):

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, TX 77019-2155

Attn: Private Placements Compliance

Email: complianceprivateplacements@aig.com

(4) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(5) Nominee: HARE & CO., LLC

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 29

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD ACCIDENT AND INDEMNITY COMPANY One Hartford Plaza, NP5-B Hartford, CT 06155	Series E	$5,000,000 $5,000,000

(1) All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices relating to payments and written confirmation of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

One Hartford Plaza – NP5

Hartford, CT 06155

Fax: (860) 297-8875/8876

(3) Address for all other communications:

Hartford Investment Management Company

c/o Investment Department – Private Placements

Email: kristin.kapur@himco.com and PrivatePlacements.Himco@himco.com

Subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to:

One Hartford Plaza, NP5-B

Hartford, CT 06155

Fax: (860) 297-8884

(4) Address for physical delivery of the Notes: Delivery instructions redacted and provided to Issuer under separate cover.

(5) Nominee: None

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 30

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY One Hartford Plaza, NP5-B Hartford, CT 06155	Series E	$5,000,000

(1) All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices relating to payments and written confirmation of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

One Hartford Plaza – NP5

Hartford, CT 06155

Fax: (860) 297-8875/8876

(3) Address for all other communications:

Hartford Investment Management Company

c/o Investment Department – Private Placements

Email: kristin.kapur@himco.com and PrivatePlacements.Himco@himco.com

Subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to:

One Hartford Plaza, NP5-B

Hartford, CT 06155

Fax: (860) 297-8884

(4) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(5) Nominee: None

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 31

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HARTFORD UNDERWRITERS INSURANCE COMPANY One Hartford Plaza, NP5-B Hartford, CT 06155	Series E	$5,000,000

(1) All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices relating to payments and written confirmation of such wire transfers:

Hartford Investment Management Company

c/o Investment Operations

One Hartford Plaza – NP5

Hartford, CT 06155

Fax: (860) 297-8875/8876

(3) Address for all other communications:

Hartford Investment Management Company

c/o Investment Department – Private Placements

Email: kristin.kapur@himco.com and PrivatePlacements.Himco@himco.com

Subject to confirming copy of notice being sent same day by recognized international commercial delivery service (charges prepaid) to:

One Hartford Plaza, NP5-B

Hartford, CT 06155

Fax: (860) 297-8884

(4) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(5) Nominee: None

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 32

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	Series E	$10,500,000

Purchaser information redacted and provided to Issuer under separate cover.

Purchaser Schedule - 33

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	Series E	$7,300,000

Purchaser information redacted and provided to Issuer under separate cover.

Purchaser Schedule - 34

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	Series E	$1,200,000

Purchaser information redacted and provided to Issuer under separate cover.

Purchaser Schedule - 35

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	Series E	$600,000

Purchaser information redacted and provided to Issuer under separate cover.

Purchaser Schedule - 36

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	Series E	$200,000

Purchaser information redacted and provided to Issuer under separate cover.

Purchaser Schedule - 37

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

	Series E	$200,000

Purchaser information redacted and provided to Issuer under separate cover.

Purchaser Schedule - 38

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN UNITED LIFE INSURANCE COMPANY One American Square, Suite 1017 Indianapolis, IN 46206	SERIES E	$5,000,000

(1) All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

American United Life Insurance Company

Attn: Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Nominee: None

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 39

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE STATE LIFE INSURANCE COMPANY One American Square, Suite 1017 Indianapolis, IN 46206	SERIES E	$4,500,000

(1) All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

The State Life Insurance Company

Attn: Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Nominee: None

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 40

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PIONEER MUTUAL LIFE INSURANCE COMPANY One American Square, Suite 1017 Indianapolis, IN 46206	SERIES E	$500,000

(1) All payments shall be made by wire transfer of immediately available funds to: Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices and communications:

Pioneer Mutual Life Insurance Company

Attn: Mike Bullock, Securities Department

One American Square, Suite 1017

Post Office Box 368

Indianapolis, IN 46206

mike.bullock@oneamerica.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Nominee: None

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 41

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SECURIAN LIFE INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101	SERIES E	$2,000,000

(1) All payments on account of the Note shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Issuer by Purchaser’s counsel prior to Closing.

(2) All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Securian Life Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

(3) The Notes should be delivered in accordance with instructions furnished to Purchaser’s counsel, Schiff Hardin LLP

(4) Nominee: Hare & Co., LLC

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 42

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MINNESOTA LIFE INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101	SERIES E	$2,000,000

(1) All payments on account of the Note shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Issuer by Purchaser’s counsel prior to Closing.

(2) All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Minnesota Life Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

(3) The Notes should be delivered in accordance with instructions furnished to Purchaser’s counsel, Schiff Hardin LLP

(4) Nominee: Hare & Co., LLC

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 43

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN REPUBLIC INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101	SERIES E	$500,000

(1) All payments on account of the Note shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Issuer by Purchaser’s counsel prior to Closing.

(2) All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

American Republic Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

(3) The Notes should be delivered in accordance with instructions furnished to Purchaser’s counsel, Schiff Hardin LLP

(4) Nominee: Wells Fargo Bank N.A. FBO American Republic Insurance Company

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 44

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NEW ERA LIFE INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101	SERIES E	$250,000

(1) All payments on account of the Note shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Issuer by Purchaser’s counsel prior to Closing.

(2) All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

New Era Life Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

(3) The Notes should be delivered in accordance with instructions furnished to Purchaser’s counsel, Schiff Hardin LLP

(4) Nominee: Band & Co.

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 45

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNITEDHEALTHCARE INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, Minnesota 55101	SERIES E	$250,000

(1) All payments on account of the Note shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Issuer by Purchaser’s counsel prior to Closing.

(2) All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

UnitedHeathcare Insurance Company

c/o Securian Asset Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

(3) The Notes should be delivered in accordance with instructions furnished to Purchaser’s counsel, Schiff Hardin LLP

(4) Nominee: ELL & Co.

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 46

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE OHIO NATIONAL LIFE INSURANCE COMPANY One Financial Way Cincinnati, OH 45242	SERIES E	$3,000,000

(1) All payments shall be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security (including interest rate and maturity date), and principal or interest) to:

Wire instructions redacted and provided to Issuer under separate cover.

(2) All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

With a copy to: privateplacements@ohionational.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Nominee: None

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 47

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

OHIO NATIONAL LIFE ASSURANCE CORPORATION One Financial Way Cincinnati, OH 45242	SERIES E	$2,000,000

(1) All payments shall be made by bank wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security (including interest rate and maturity date), and principal or interest) to:

Wire instructions redacted and provided to Issuer under separate cover.

(2) All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

One Financial Way

Cincinnati, OH 45242

Attn: Investment Department

With a copy to: privateplacements@ohionational.com

(3) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(4) Nominee: None

(5) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 48

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	SERIES E	$3,000,000

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Wire instructions redacted and provided to Issuer under separate cover.

(2) Address for all notices relating to payments: BNYM Mellon Asset Servicing 11486 Corporate Blvd., Suite 200 Orlando, FL 32817-8371 Attn: Operations/Settlements Email: VoyaIMPCOperations@voya.com

(3) Address for all other communications and notices:

Voya Investment Management Co. LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5342

Email: Private.Placements@voya.com

and: Justin.Stach@voya.com

(4) Address for physical delivery of the Note: Delivery instructions redacted and provided to Issuer under separate cover.

(5) Nominee: None

(6) Tax Identification No.: Redacted and provided to Issuer under separate cover.

Purchaser Schedule - 49